*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

 Exhibit 10.1

Commonwealth of Australia represented by the Department of Resources, Energy and Tourism

Victorian Wave Partners Pty Ltd

Renewable Energy
Demonstration
Program

Funding Deed

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Contents

1	Interpretation	4

2	Term	5

3	Conditions precedent	6

4	Warranties and representations	7

5	Payment of funding	9

6	Project obligations	10

7	Subcontractors	16

8	Financial matters	17

9	Claims for payment	19

10	GST	20

11	Group structure, assignment and change in control	21

12	Intellectual property	23

13	Records, reporting, and Commonwealth access	24

14	Independent verification	27

15	Confidential information	29

16	Repayment obligations	30

17	Right of Commonwealth to recover money	31

18	Securities	31

19	Indemnity and Insurance	32

20	Termination with compensation	34

21	Termination by Recipient	35

22	Termination for default	36

23	Consequences of termination	38

24	Program evaluation	39

25	Demonstration, dissemination and public statements	39

26	Force majeure	41

27	Notices	43

28	Entire agreement, variation and severance	43

29	Resolution of Disputes	44

30	General	45

31	Interpretation	47

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SCHEDULE 1 - Deed Particulars		56

1	Conditions Precedent (clause 3)	56

2	Not Used	59

3	Grant Funds	59

4	Funding Percentage	59

5	Interest Rate (clause 17.2)	59

6	Notice Details (clause 27)	60

SCHEDULE 2 - Recipient and consortium details (clause 11)		61

1	Recipient - ownership and group structure details	61

2	Project Participants	61

3	Project Participants - ownership and group structure details	61

SCHEDULE 3 - Project Details		62

1	Title of Project	62

2	Not Used	62

3	Initial Project Budget (clause 8.3)	63

4	Authorisations (clause 6.5)	64

5	Insurance requirements (clause 19.3)	65

SCHEDULE 4 - Key Personnel and Approved Subcontractors		66

1	Key Personnel (clause 6.3)	66

2	Approved Subcontractors (clause 7)	66

SCHEDULE 5 - Payment Milestones and Schedule (clause 5.1 and 6.1)		67

SCHEDULE 6 - Reports (clause 13.3)		68

ATTACHMENT A - Project Description		70

ATTACHMENT B - Deed of Guarantee		73

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Date	9th of September, 2010

Parties

Commonwealth of Australia represented by the Department of Resources, Energy and Tourism ABN 46 252 861 927 of 10 Binara Street Canberra ACT 2601 (Commonwealth)

Victorian Wave Partners Pty Ltd ACN 136 578 044 of Tower 1, Level 8, 495 Victoria Avenue, Chatswood NSW 2067 (Recipient)

Background

This deed is made in the following context:

A

The objective of the Renewable Energy Demonstration Program (‘Program’) is to accelerate the commercialisation and deployment of new renewable energy technologies for power generation in Australia by assisting the demonstration of these technologies on a commercial scale, as described in the Renewable Energy Demonstration Program Information Guide.

B	The Recipient is committed to helping achieve the Program Objectives and Outcomes through the conduct of the project.

C	The Commonwealth has agreed to provide the grant funds to the Recipient for the purposes of its project, subject to the terms and conditions of this deed.

D	The Commonwealth is required by law and Australian Government policy to ensure accountability for the grant funds and, accordingly, the Recipient is required to be accountable for all grant funds.

E	The Recipient accepts the grant funds for the purposes of the project, subject to the terms and conditions set out in this deed.

Agreed terms

1	Interpretation

1.1	Definitions

All italicised words appearing in this deed have the meaning given in clause 31.1 (Definitions).

1.2	Interpretation

The rules to be applied in interpreting this deed are set out in clause 31.2 (Construction).

 Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

1.3	Reasonableness

Where a provision of this deed allows or requires a party to take an action, make a decision or form a belief, that party will act reasonably in taking that action, making that decision or forming that belief.

2	Term

2.1	Commencement

(a)	The following provisions of this deed commence on the execution date:

(i)	clause 1 (Interpretation);

(ii)	this clause 2 (Term);

(iii)	clause 4 (Warranties and representations);

(iv)	clause 6.8 (National Code of Practice for the Construction Industry);

(v)	clause 6.9 (Australian Government Building and Construction OH&S Accreditation Scheme);

(vi)	clause 8.3 (Project budget);

(vii)	clause 8.4 (Other government assistance);

(viii)	clause 11 (Group structure, assignment and change in control);

(ix)	clause 13.1 (Records);

(x)	clause 19 (Indemnity and Insurance);

(xi)	clause 27 (Notices);

(xii)	clause 28 (Entire agreement, variation and severance);

(xiii)	clause 30 (General);

(xiv)	clause 31 (Interpretation); and

(xv)	any provision in a schedule which is relevant for the purposes of the above provisions.

(b)

All provisions of this deed other than those referred to in clause 2.1(a) (remaining provisions) do not commence unless the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth) on or before the date specified in clause 2.1(e).

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(c)

If the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth) on or before the date specified in clause 2.1(e), the remaining provisions commence on the commencement date.

(d)	If the condition precedent in clause 2.1(e) is not satisfied (or waived by the Commonwealth) on or before the date specified in clause 2.1(e):

(i)	the remaining provisions do not take effect; and

(ii)	this deed terminates with effect from the day after the date specified in clause 2.1(e).

(e)	The condition precedent is:

[***]

(f)	The condition precedent in clause 2.1(e) may be waived only by the Commonwealth.

(g)	The Recipient must use its best endeavours to satisfy the condition precedent in clause 2.1(e) on or before the date specified in clause 2.1(e).

(h)	The Recipient must liaise with the Commonwealth in relation to the progress of satisfaction of the condition precedent in clause 2.1(e).

(i)

The Recipient must provide documentary evidence to the satisfaction of the Commonwealth that the condition precedent in clause 2.1(e) has been satisfied on or before the date specified in clause 2.1(e).

2.2	Term

This deed will expire five years after project completion, unless terminated earlier in accordance with this deed.

3	Conditions precedent

3.1	Conditions precedent to payment of monies

(a)

The obligation of the Commonwealth under this deed to pay any grant funds or other monies to the Recipient will not commence until the Recipient provides documentary evidence to the satisfaction of the Commonwealth that each and every one of the conditions precedent (if any) specified in item 1 of schedule 1 has been fulfilled (or has been waived by the Commonwealth).

(b)	The Recipient must liaise with the Commonwealth throughout the period specified in item 1 of schedule 1 in relation to the progress of satisfaction of conditions precedent.

(c)	A condition precedent may be waived only by the Commonwealth.

 Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

3.2	Third party contracts

If any condition precedent described in item 1 of schedule 1 involves the Recipient entering into a contract with one or more third parties then the Recipient must:

(a)	liaise with the Commonwealth throughout the period specified in item 1 of schedule 1 in relation to the progress of negotiations and finalisation of that contract;

(b)	ensure that the contract contains only terms and conditions that are consistent with the Recipient’s performance of this deed and the Program Objectives and Outcomes; and

(c)

if required at item 1 of schedule 1 or at the Commonwealth’s request, include as part of the documentary evidence required under clause 3.1(a), a certified copy of the executed version of the contract.

3.3	Failure to meet conditions precedent

(a)

If a condition precedent has not been satisfied or waived by midnight on the date specified in item 1 of schedule 1 (or such later date as the Commonwealth may determine in its absolute discretion), the Commonwealth may immediately terminate this deed by notice in writing to the Recipient.

(b)

If this deed is terminated under clause 3.3(a), the Commonwealth is not obliged to pay the grant funds to the Recipient and the Recipient must repay to the Commonwealth an amount equivalent to any payments of the grant funds it may have received prior to termination, within 7 days of receipt of the termination notice (which shall include a repayment notice).

4     Warranties and representations

4.1	Warranties

The Recipient warrants and represents to the Commonwealth that, as at the execution date:

(a)	it is incorporated under the Corporations Act 2001 (Cth), and has the power and authority to carry on its business as it is now being conducted;

(b)	it has the legal right and power to enter into this deed, to perform or cause to be performed its obligations and exercise its rights under this deed;

(c)	the execution, delivery and performance of this deed by it has been duly and validly authorised by all necessary action on its part;

 Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)

subject to changes notified to and approved by the Commonwealth after the date of the application and before the execution date, all information provided by the Recipient in the application is true and correct and not misleading;

(e)	it has or will have available to it sufficient matching funding to pay for eligible expenditure not covered by the grant funds, as and when all amounts of eligible expenditure are due to be paid;

(f)	it has or will have available to it sufficient financial resources to pay for all other project costs and expenses, as and when all such amounts are due to be paid; and

(g)	all information provided by the Recipient and included in this deed is true and correct and not misleading.

4.2	Continuation of representations and warranties

(a)

The Recipient warrants that any information given to the Commonwealth by the Recipient from time to time under this deed (including information contained in any report) is true and correct, save where the information is provided to the Recipient by a third party in which case the Recipient warrants and represents to the Commonwealth that it has made all endeavours to verify the accuracy of the information.

(b)	The Recipient agrees to notify the Commonwealth:

(i)	immediately on becoming aware that any representation or warranty made under this clause 4 was incorrect or misleading when made;

(ii)

on each date it submits a payment claim - of anything that has happened which means it cannot truthfully repeat all the representations and warranties in this clause 4 on that date by reference to the then current circumstances; and

(iii)	immediately of any insolvency event in relation to it.

(c)	In the event that the Recipient gives notice to the Commonwealth under clause 4.2(b), it may request an extension of time under clause 6.2 to correct or address the matter raised in the notice.

4.3	Commonwealth reliance

The Recipient acknowledges that the Commonwealth has entered into this deed, and makes payment of any progress payment, in reliance on the representations and warranties in this clause 4, subject to any changes notified to and agreed by the Commonwealth.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

5     Payment of funding

5.1	Payment of grant funds

(a)	The Commonwealth agrees to pay the grant funds to the Recipient on the terms and conditions of this deed.

(b)

Subject to this deed and clauses 3.1(a) and 5.2(a) in particular, the grant funds will be paid progressively in the amounts set out in schedule 5 (‘progress payments’), within 30 days of the Commonwealth’s approval of a payment claim under clause 9.2, by direct credit to the bank account identified by the Recipient under clause 8.1.

5.2	Conditions precedent to payment

(a)	Notwithstanding any other clause of this deed, the Commonwealth is not obliged to pay the whole or any part of a progress payment if at the due date for that payment:

(i)	sufficient Program funding is not available to the Commonwealth to cover all or any part of that progress payment;

(ii)	the Recipient has failed to provide or maintain any security in accordance with clause 18 (Securities);

(iii)

the Commonwealth has terminated, or has notified the Recipient that it is entitled to terminate, the deed under clause 22 (Termination for default), in which case the Commonwealth will only be liable for progress payments that were due for payment by the Commonwealth before the effective date of termination;

(iv)

the Commonwealth is not satisfied that all representations and warranties contained in clause 4 can be restated by the Recipient as true and correct and not misleading at that date by reference to the then current circumstances; or

(v)	the Recipient has not satisfied any specified or relevant condition precedent under clause 3.1(a) unless any such condition precedent to payment has been waived by the Commonwealth.

(b)

The payment of any progress payment under this deed is not to be taken as evidence of the Recipient having, or a representation by the Commonwealth that the Recipient has, complied with its obligations under this deed.

5.3	Commonwealth maximum grant obligation

The maximum Commonwealth funding obligation to the Recipient under this deed is limited to the amount of the grant funds.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

5.4	Eligible Expenditure

(a)

If the Recipient fails to substantiate to the Commonwealth’s satisfaction any amount claimed as eligible expenditure under this deed, the Commonwealth may deem that amount not to qualify as eligible expenditure.

(b)

The Commonwealth’s determination as to whether expenditure on the project is eligible expenditure for the purposes of this deed must be made reasonably and in accordance with the Eligible Expenditure Guidelines and item 3 of schedule 3 but shall be final and binding on the Recipient.

6	Project obligations

6.1	Performance of the project

It is a material obligation under this deed that the Recipient must carry out the project:

(a)	in accordance with the project description and, in particular, in a manner sufficient to achieve each payment milestone by the relevant due date specified in schedule 5;

(b)	having regard to and with the aim of achieving the Program Objectives and Outcomes;

(c)	in accordance with the terms and conditions of this deed;

(d)	in accordance with all relevant Australian Standards, best practice and guidelines, or where none apply, relevant international industry standards, best practice and guidelines; and

(e)	diligently, effectively and to a high professional standard including, in accordance with this deed, competent management of the funding provided under this deed.

6.2	Requests for extension of time

(a)

Where the Recipient is required to do any activity under this deed by a specified time, it may apply to the Commonwealth for an extension of time to do that activity. Such application must be made before the expiry of the time specified to do the activity, be in writing and include:

(i)	the reason for the request;

(ii)	the time by which the activity will be done if the extension is granted; and

(iii)	a statement that, apart from the occurrence of a force majeure event, the activity will be done by the time given under clause 6.2(a)(ii).

(b)	If an application is made under clause 6.2(a) the Commonwealth in its sole discretion (but subject to clause 1.3) may:

 Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(i)	agree to the request;

(ii)	agree to the request on conditions (which may include a requirement for compensation for the Commonwealth’s direct costs (including legal costs) in considering the request);

(iii)	agree to the request by way of requiring a variation to this deed or a schedule; or

(iv)	reject the request.

(c)

The Commonwealth agrees to give consideration to any reasonable extension request made in accordance with clause 6.2(a). In evaluating the request, the Commonwealth will give primary consideration as to whether granting the extension of time will assist in meeting the Program Objectives and Outcomes.

(d)	If the Commonwealth rejects the request under clause 6.2(b)(iv) it is not obliged to give any reasons for doing so.

(e)	This clause 6.2 does not apply to requests for extension of time under clause 9.3.

6.3	Key Personnel

(a)

The Recipient must ensure that the key personnel specified in item 1 of schedule 4 (‘key personnel’) perform the work or duties required of their nominated positions. The Recipient must notify the Commonwealth as soon as practicable if key personnel leave or are proposed to be replaced.

(b)

If it is necessary to replace any of the key personnel (whether as a result of illness or otherwise), the Recipient must arrange for a replacement by a substitute person with the necessary qualifications, skills, expertise and experience to perform the work or duties required of the replaced person’s nominated position.

6.4	Project delay

(a)

The Recipient must notify the Commonwealth as soon as practicable, and in any event in its next progress report due under this deed, if any payment milestone has not been achieved, or is unlikely to be achieved, by the due date for achievement of that milestone set out in schedule 5.

(b)	When notifying the Commonwealth under clause 6.4(a), the Recipient must specify:

(i)	the reason for the delay;

(ii)	the action the Recipient proposes to address the delay;

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(iii)	the anticipated new date for achievement of the relevant payment milestone;

(iv)

the expected effect (if any) the delay will (or may) have on the then current budget, the manner and timing of delivery of the project, or the project’s achievement of the Program Objectives and Outcomes; and

(v)	whether the Recipient has made or will be making a claim under clause 26 (Force majeure) or seeking an extension of time under clause 6.2 or 9.3.

6.5	Authorisations

(a)

The Recipient must obtain (or satisfy), maintain and, to the satisfaction of the relevant administering authority, comply with all authorisations required for the project including those referred to in item 4 of schedule 3.

(b)

The Recipient must do all things necessary to ensure that any authorisation required for the project is obtained (or satisfied) in advance of the date by which it is required to meet the payment milestones. If any authorisation is unlikely to be obtained (or satisfied) in time, the Recipient must promptly notify the Commonwealth.

(c)

The Recipient must provide to the Commonwealth documentary evidence and any other supporting information the Commonwealth may require for the purpose of demonstrating the Recipient’s compliance with this clause 6.5, within 30 days of the Commonwealth’s request.

6.6	Compliance with law

(a)	The Recipient must perform all work and do all things necessary to ensure that the project complies with all applicable law.

(b)	The Recipient must comply, and procure that all subcontractors comply, with all applicable law in performing its obligations under this deed.

6.7	Change in law

(a)	The Recipient acknowledges that it is not entitled to any increase in funding under this deed as a result of any change in law.

(b)	The parties agree that if a change in law will result in a delay in the project, the Recipient may request an extension of time which the Commonwealth will not unreasonably refuse.

6.8	National Code of Practice for the Construction Industry

(a)	In this clause 6.8:

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

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(i)	‘the Code’ means the National Code of Practice for the Construction Industry. A copy of the Code appears on the Internet at www.workplace.gov.au/building;

(ii)

‘the Guidelines’ means the Australian Government Implementation Guidelines for National Code of Practice for the Construction Industry, Revised September 2005, Reissued June 2006, published by the Department of Education, Employment and Workplace Relations. A copy of the Guidelines appears on the Internet at www.workplace.gov.au/building; and

(iii)	‘the Project Parties’ means all contractors, subcontractors, suppliers, consultants and employees who perform work in relation to the project.

(b)

Where grant funds specifically relate to building and construction activity, subject to the thresholds specified in the Guidelines, the Recipient must comply and ensure that the Project Parties comply with the Code and Guidelines.

(c)	The Guidelines require the Recipient to ensure that:

(i)

all requests for tender, expressions of interest, submissions and invitations to join common use arrangements in relation to the project made by it or any of the Project Parties contain the commitment to apply the Code and Guidelines as set out in the model tender documents; and

(ii)	all contracts entered into in relation to the project by it or any of the Project Parties contain the commitment to apply the Code and Guidelines as set out in the model contract clauses.

(d)

The Recipient must maintain adequate records of compliance by it and each of the Project Parties with the Code and the Guidelines. The Recipient must permit the Commonwealth and those authorised by the Commonwealth, including a person occupying a position in the Office of the Australian Building and Construction Commissioner, full access to the premises and records of the Recipient and the Project Parties to:

(i)	inspect any work, material, machinery, appliance, article or facility;

(ii)	inspect and copy any record relevant to the project and works governed by this deed; and

(iii)	interview any person,

as is necessary to monitor compliance with the Code and Guidelines.

(e)

Additionally, the Recipient must agree, and must ensure that each of the Project Parties agrees, to a request from the Commonwealth, including a person occupying a position in the Office of the Australian Building and Construction Commissioner, to produce a specified document within a specified period, in person, by fax or by post.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(f)

The Commonwealth and those authorised by it may publish or otherwise disclose information in relation to compliance by the Recipient and the Project Parties with the Code and the Guidelines. The Recipient must obtain the consent of the Project Parties to the publication or disclosure of information under this clause 6.8.

(g)

The Recipient must not appoint a subcontractor, consultant or material supplier in relation to the project where the appointment would breach a sanction imposed by the Minister for Employment and Workplace Relations.

6.9	Australian Government Building and Construction OH&S Accreditation Scheme

Subject to the exclusions specified in the Building and Construction Industry Improvement (Accreditation Scheme) Regulations 2005, construction projects that utilise grant funds provided under this deed are bound by the application of the Australian Government Building and Construction OHS Accreditation Scheme (‘Scheme’) and the following conditions:

(a)	all head contracts for building work under the project that are valued at $3 million or more must:

(i)	be notified to the Office of the Federal Safety Commissioner at the earliest possible opportunity (that is, when approaching the market);

(ii)	contain a requirement that the builder:

(A)	is accredited under the Scheme;

(B)	maintains Scheme accreditation for the life of the contract; and

(C)	must comply with all conditions of the Scheme accreditation; and

(b)	if the Recipient is the builder referred to in clause 6.9(a), the Recipient must maintain accreditation and otherwise comply with the requirements of clause 6.9(a).

6.10	Risk management

During the project period, the Recipient must develop, implement and update a risk management plan for the project which includes the following features:

(a)	clear identification and documentation of all key project risks and categorisation of those risks covering both likelihood of occurrence and potential consequence;

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)

the proposed mitigation strategies and associated action plans that the Recipient determines necessary to eliminate the risks, or if this is not possible, minimise the likelihood and consequences of those risks occurring; and

(c)	a process for regularly monitoring and updating the risk management plan and reporting to the Recipient’s internal management and board and project participants (if applicable),

and is consistent with relevant industry standards and best practice for this type of project and the types of risks it has.

6.11	Community consultation

(a)	During the project period, the Recipient must develop, implement and update a community consultation plan for the project which includes the following features:

(i)	identification of all key stakeholder groups, including local communities that are potentially affected by the project,

(ii)	an outline of the proposed community consultation processes to be undertaken that includes the following:

(A)	public notification of meetings;

(B)	itinerary of meetings to be conducted, groups involved and agenda for meetings;

(C)	provision of information at meetings and local information sites;

(D)	documentation of attendees, questions and answers and follow-up issues required arising from meetings; and

(E)	an outline for stakeholders on how to access the latest information in respect of community consultation matters;

(iii)	an outline of how community consultation activities align with payment milestones;

(iv)	a process for maintaining an up-to-date record of complaints and questions arising from community consultations and the responses provided to these complaints and questions; and

(v)	a process for regularly:

(A)	monitoring and updating the community consultation plan and the community consultations undertaken; and

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(B)

reporting to the Recipient’s management, project participants (if applicable) and other key groups (whether government or non-government), as required by the Commonwealth to ensure the ongoing improvement of community engagement, and is consistent with relevant industry standards and best practice for this type of project and the types of community consultation to be undertaken.

(b)	The Recipient must make the community consultation plan available to any person on request. The Recipient may make the community consultation plan available by publishing it on its website.

6.12	Notification

Without limiting any obligation to notify any authority, the Recipient must notify the Commonwealth as soon as practicable of:

(a)

any incident or possible incident in connection with any project activities that constitutes or may constitute a threat to the health, safety and wellbeing of any person or community, or otherwise threatens the environment or any property; and

(b)	any significant concerns of local community groups of which the Recipient becomes aware.

7	Subcontractors

7.1	Engagement of subcontractors

(a)

The Recipient must ensure that the subcontractors specified in item 2 of schedule 4 are engaged by the Recipient in connection with the project for the purposes and within the timeframes described in that item and, where required, comply with the requirements referred to in clause 6.9 of this deed.

(b)

The Recipient must notify and liaise with the Commonwealth as soon as practicable if it intends to subcontract, or allow any subcontractor to assign or enter into a further subcontract for, any major subcontract work.

(c)

The Recipient must ensure that any subcontract for major subcontract work is let with or assigned to a subcontractor with the necessary resources, expertise and experience to undertake the major subcontract work.

(d)	The Recipient must ensure that the terms and conditions of any subcontract are consistent with the Recipient’s performance of this deed and the Program Objectives and Outcomes.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

7.2	Recipient’s liability

Notwithstanding the Recipient having entered into a subcontract for the purposes of this deed, the Recipient:

(a)	remains fully responsible for the performance of all of its obligations under this deed, and is not relieved from any liability whether arising under this deed or otherwise at law; and

(b)

will be liable to the Commonwealth for the acts, defaults or omissions of its subcontractors (and their employees, agents and subcontractors) in the course of their activities for the purposes of the project, as if they were the acts, defaults or omissions of the Recipient.

8     Financial matters

8.1	Bank account and accounting system

(a)

The Recipient must nominate an account, in its own name and which it solely controls, with an approved financial institution for the receipt of grant funds for the purposes of the project (‘account’). The Recipient must provide to the Commonwealth sufficient details to enable the Commonwealth to identify the account at least 14 days before any payment of grant funds or other monies due to the Recipient under this deed are payable by the Commonwealth.

(b)

The Recipient must have in place an accounting system which enables all receipts of grant funds and all expenditure on the project to be traced and verified by the Commonwealth. The system must enable the separate accurate identification of eligible expenditure and ineligible project expenditure and provide a clear audit trail.

(c)

Within 7 days of the Commonwealth’s request to do so, the Recipient agrees to provide the Commonwealth and the relevant approved financial institution with an authority enabling the Commonwealth to obtain any details relating to the account.

8.2	Use of grant funds

The Recipient must ensure (and demonstrate to the Commonwealth’s satisfaction) that all progress payments paid under clause 5.1 are (and have been) used by the Recipient for purposes directly related to the project.

8.3	Project budget

(a)	The parties acknowledge and agree that the budget of total planned expenditure for the project (by financial year) (‘budget’) current at the execution date is set out in item 3 of schedule 3.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)	The Recipient must give the Commonwealth:

(i)	by 31 January, 30 April, 31 July and 31 October of each year; and

(ii)	at any other time the Recipient forecasts a change of 10% or greater in the project’s planned eligible expenditure for a financial year;

a revised budget in the approved form (including the planned cost to complete the project), giving detailed reasons for any proposed changes from the immediately previous budget provided under this clause 8.3(b).

8.4	Other government assistance

(a)

The Recipient warrants that on or before the execution date, the Recipient has provided to the Commonwealth details of any other grant assistance applied for by or on behalf of the Recipient, obtained for or provided to the project from another Commonwealth, State or Territory program or source, including from any department, agency, authority, organisation or other government controlled entity.

(b)

The Recipient must give the Commonwealth details of any other grant assistance of the kind referred to in clause 8.4(a) that is obtained for or provided to the project after the execution date (whether by the Recipient or a third party), within 14 days of the Recipient (or third party) receiving notice of that assistance.

(c)

If at any time during the period from the execution date to the end of the project period there is a change in an amount of grant assistance referred to in clause 8.4(a) or the terms and conditions applying to the provision of that assistance, the Recipient must give the Commonwealth details of that change within 14 days.

(d)

If at any time during the period from the execution date to the end of the project period the project receives other grant assistance of a kind referred to in clause 8.4(a) or 8.4(b) or there is a change of the type referred to in clause 8.4(c), the Commonwealth may reduce the Recipient’s total eligible expenditure by the amount of that other assistance. Any reduced amount of eligible expenditure determined under this clause 8.4 will be used by the Commonwealth to calculate the ʻtotal value of eligible expenditure incurred by the Recipient’ under clause 16.1.

(e)

To avoid doubt, if at any time before the end of the project period the project receives assistance under the Victorian Government’s Energy Technology Innovation Strategy program, the Commonwealth may reduce the Recipient’s total eligible expenditure by the amount of that assistance. Any reduced amount of eligible expenditure determined under this clause 8.4 will be used by the Commonwealth to calculate the ‘total value of eligible expenditure incurred by the Recipient’ under clause 16.1.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

9	Claims for payment

9.1	Payment claim

(a)	On each of the due dates specified in schedule 5, the Recipient must submit to the Commonwealth a claim for payment of the relevant progress payment (‘payment claim’) in accordance with this clause 9.

(b)	A payment claim submitted under clause 9.1(a) must:

(i)	be in the form approved by the Commonwealth from time to time;

(ii)

include a certificate signed and dated by the Recipient’s Chief Executive Officer, Chief Financial Officer or a person authorised by the Recipient to execute documents and legally bind the Recipient by their execution, verifying that each of the payment milestones and other payment criteria specified in schedule 5 for the relevant progress payment have been completed or achieved by that date; and

(iii)	be accompanied by any supporting documentation and other evidence specified in schedule 5 for that payment.

9.2	Assessment of payment claim

(a)	Within 30 days of receiving a payment claim, the Commonwealth will:

(i)	approve the claim - if the Commonwealth considers that the Recipient has completed or achieved all applicable payment milestones, and the payment claim otherwise conforms with clause 9.1;

(ii)

reject the claim - if the Commonwealth considers that the Recipient has not satisfactorily completed or achieved all applicable payment milestones, or the payment claim does not conform with clause 9.1; or

(iii)	seek further supporting evidence or information from the Recipient so that the Commonwealth may either approve or reject the claim under paragraph 9.2(a)(i) or 9.2(a)(ii).

(b)

If the Commonwealth seeks further evidence or information under clause 9.2(a)(iii), the Recipient must provide the additional evidence or information within 14 days of the Commonwealth’s request. On receipt of the evidence or information, the Commonwealth will continue to assess the payment claim in accordance with this clause 9.2 as if the claim had first been submitted to the Commonwealth on the date the Commonwealth received the further evidence or information.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(c)	If the Commonwealth approves a payment claim under clause 9.2(a)(i), the relevant progress payment will become payable by the Commonwealth in accordance with clause 5 (Payment of funding).

(d)

If the Commonwealth rejects a claim under clause 9.2(a)(ii), the parties will seek to negotiate in good faith a new date for the Recipient to re-submit the payment claim. If the parties fail to reach agreement within 30 days of the claim being rejected (or such further period as the Commonwealth allows), the Recipient may not re-submit the claim and the Commonwealth may reduce the grant funds by the amount of the relevant progress payment forgone.

9.3	Extension of time for submission of payment claim

(a)

Prior to the due date for submission of a payment claim, the Recipient may seek an extension of time for the submission of that claim. An extension request under this clause 9.3(a) must be in writing, contain detailed reasons in support of the request, and nominate a new date for submission of that payment claim.

(b)	The Commonwealth agrees to give consideration to any reasonable extension request made in accordance with clause 9.3(a).

10	GST

10.1	Construction

In this clause 10 words and expressions which are not defined in this deed but which have a defined meaning in the GST Law have the same meaning as in the GST Law.

10.2	Consideration GST exclusive

Unless otherwise expressly stated, all prices or other sums payable or consideration to be provided under this deed are exclusive of GST.

10.3	Payment of GST

If GST is payable by a supplier on any supply made under this deed, the recipient of the supply will pay to the supplier an amount equal to the GST payable on the supply, in addition to and at the same time that the consideration for the supply is to be provided under this deed.

10.4	Tax invoice

(a)	Except where clause 10.4(b) applies:

(i)	the supplier must deliver a tax invoice or an adjustment note to the recipient of the supply before the supplier is entitled to payment of an amount under clause 10.3; and

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(ii)	the recipient of the supply can withhold payment of the amount payable under clause 10.3 until the supplier provides a tax invoice or an adjustment note as appropriate.

(b)

If GST is imposed on any supply made by the Recipient to the Commonwealth under this deed in return for all or any part of the grant funds, the Commonwealth may issue a ‘recipient created tax invoice’ to the Recipient for the supply in question (and an adjustment note for any adjustment event in respect of that supply) and the Recipient must not issue a tax invoice (or adjustment note) for or in respect of the supply. Each party warrants that it is GST registered and agrees that it will promptly notify the other party if it ceases to be GST registered.

10.5	Adjustment event

If an adjustment event arises in respect of a taxable supply made by a supplier under this deed the amount payable by the recipient of the supply under clause 10.3 will be recalculated to reflect the adjustment event and a payment will be made by the recipient of the supply to the supplier or by the supplier to the recipient of the supply as the case requires.

10.6	Reimbursements

No party may claim from the other an amount for which the first party can obtain an input tax credit.

11	Group structure, assignment and change in control

11.1	Group structure

(a)

The Recipient warrants and represents to the Commonwealth that the legal and beneficial ownership of the Recipient and of each project participant, and the group structure of the Recipient and of each project participant, at the execution date are set out in schedule 2.

(b)	At all times during the period from the execution date to the end of the project period the Recipient must ensure that:

(i)	the composition of the project group does not change; and

(ii)	the terms of any joint venture, joint participation or consortium agreement binding the project group are not varied, supplemented or deleted in any material respect;

without the Commonwealth’s prior written consent which will not be unreasonably withheld or delayed.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

11.2	Assignment

(a)

The Recipient must not assign, novate, mortgage, charge or otherwise encumber or declare itself trustee or purport to so assign, novate, mortgage, charge or otherwise encumber or declare itself trustee of or in relation to any of its rights or obligations (as applicable) under this deed, without the prior written consent of the Commonwealth, which must not be unreasonably withheld or delayed.

(b)

The Commonwealth may impose conditions (a breach of which is a breach of this deed) in giving its consent under clause 11.2(a), including by requiring the Recipient and any other person concerned in a transaction referred to in clause 11.2(a) to execute documentation as specified by the Commonwealth.

11.3	Change in control

If a change in control of the Recipient, or a project participant occurs the Recipient must:

(a)

as soon as possible but within 30 days of the Recipient becoming aware of the occurrence of the change of control, notify the Commonwealth of the event and advise whether it believes the change of control will have any material adverse effect on the conduct or continuation of the project, and

(b)	as soon as possible but within 90 days of the Recipient becoming aware of the change of control, provide a written undertaking that the Recipient will continue with the project.

11.4	Consequence of Assignment and Change in control

(a)	If the Commonwealth considers:

(i)	an assignment, novation, mortgage, charge, encumbrance or declaration of trust referred to in clause 11.2; or

(ii)	a change in control under clause 11.3;

will result in the Recipient not continuing with the project or if no undertaking is given in accordance with clause 11.3(b), the Commonwealth may by written notice terminate this deed.

(b)

If the Commonwealth terminates this deed under clause 11.4(a), it may by notice to the Recipient require the repayment to the Commonwealth of all amounts paid to the Recipient under this deed in accordance with clause 16.3.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

12	Intellectual Property

12.1	Project Intellectual Property

(a)	Other than as expressly provided in this deed, the Commonwealth does not assert ownership of, or any rights in relation to, background IP or foreground IP.

(b)	The Recipient warrants and represents that:

(i)	it owns or is licensed to use (at all times during the period from the execution date to the end of the project period) all background IP, unless otherwise agreed in writing with the Commonwealth; and

(ii)

it is entitled to grant the rights in relation to, or otherwise deal with, background IP in the manner required by this deed and that any such dealings in background IP will not infringe the intellectual property rights of any person.

(c)

The Recipient grants to the Commonwealth, its representatives or persons authorised by the Commonwealth, permanent, irrevocable and royalty free access to read, review, consider or test (but no rights to otherwise use, reproduce, publish, electronically transmit, electronically distribute, adapt, modify, commercially exploit or deal with), for any purpose related to this deed, the project or the Program or for the Commonwealth’s reporting and accountability obligations, all intellectual property related to or developed for the project and owned by or licensed to the Recipient or an associated entity.

(d)

The Commonwealth may provide all relevant intellectual property related to or developed for the project and owned by or licensed to the Recipient or an associated entity to an expert appointed under clause 14.1 for the purpose only of the conduct of the activities for which the expert is appointed.

(e)	The Recipient undertakes to procure from each project participant in favour of the Commonwealth the same rights that it grants in clause 12.1(c) and 12.1(d).

12.2	Deed Material

(a)

The Recipient grants to the Commonwealth a permanent, irrevocable, royalty free, worldwide, non-exclusive licence to use, reproduce, publish, electronically transmit, electronically distribute, adapt, modify or otherwise deal with any deed material for any purpose related to this deed, the project or the Program or for the Commonwealth’s reporting and accountability obligations but not to commercially exploit any deed material.

(b)	The Commonwealth may provide all relevant deed material to an expert appointed under clause 14.1 for the purpose only of the conduct of the activities for which the expert is appointed.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

12.3	Warranty

The Recipient warrants that it has the authority to grant the rights to the Commonwealth under clause 12.2 and that neither the provision to, nor the use by the Commonwealth or anyone authorised by the Commonwealth of any deed material, or any rights in respect of the deed material, in accordance with this deed will infringe the intellectual property rights or other rights of any person or give rise to any obligation of, or on behalf of, the Commonwealth to pay compensation, damages, or a royalty to any person.

12.4	Recipient’s consent

(a)

Subject to clause 12.2(b), the Commonwealth must not disclose any intellectual property or technical data of the Recipient or a third party in the deed material without the prior written consent of the Recipient which must not be unreasonably withheld or delayed.

(b)

A withholding of consent by the Recipient under clause 12.4(a) is not unreasonable if it is withheld because the Recipient believes that the disclosure of the material would compromise the rights of the Recipient or a third party in such intellectual property or technical data.

12.5	Documentation

The Recipient agrees to bring into existence, sign, execute or otherwise deal with any document which may be necessary or desirable to give effect to this clause 12 and to procure the same from each project participant.

13	Records, reporting, and Commonwealth access

13.1	Records

(a)	The Recipient must keep and maintain in accordance with this deed and all generally applicable Australian accounting standards and principles:

(i)	all records (including original receipts, invoices and bank statements) necessary to provide (at any given point in time) a complete, detailed, up-to-date and accurate record and explanation of:

(A)	all project expenditure (and which separately identifies eligible expenditure from other project costs);

(B)	matching funding (including the source, amount and timing of such funds);

(C)	project activities and progress of the project; and

(D)	any amounts of GST paid by the Recipient in respect of any supply made under or in connection with this deed;

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(ii)	any other records relating to the project or this deed that the Commonwealth may require from time to time.

(b)	The Recipient must ensure that:

(i)	all records required to be kept under this clause 13.1 are kept for at least the term of this deed, or seven years from the date of their creation, whichever is the greater period; and

(ii)	for so long as any records are required to be kept under this clause 13.1, these records are kept at a location reasonably accessible to the Commonwealth.

13.2	Access

(a)

Subject to safety and operational requirements and limitations, at all reasonable times and on reasonable notice, the Recipient must allow the Commonwealth, and any person authorised in writing by the Commonwealth (‘authorised representative’), access to its premises, work sites and records in order to monitor, review or verify (‘review’):

(i)	performance of, or expenditure on, the project;

(ii)	the Recipient’s compliance with this deed; or

(iii)	any details included in, or attached to, a payment claim or report submitted under clause 13.3.

(b)

The Recipient must give or procure for the Commonwealth or its authorised representative all necessary facilities and assistance for the purposes of any review under clause 13.2(a). In the case of any document or record stored on a medium other than in writing, the Recipient must make available on request facilities to enable a legible reproduction to be created.

(c)

In conducting a review under clause 13.2(a) the Commonwealth or its authorised representative may take copies of any records or reproductions thereof created under clause 13.2(b) that the Commonwealth or its representative considers relevant to the review.

(d)

Without in any way affecting the statutory powers of the Auditor-General under the Auditor-General Act 1997 and subject to the provisions of that Act, the Auditor-General is an authorised representative for the purposes of clause 13.2(a) to 13.2(c) inclusive, even if not authorised in writing by the Commonwealth.

13.3	Reporting requirements

(a)

The Recipient must give the Commonwealth reports under schedule 6 in the form required by the Commonwealth from time to time, by each of the dates and containing at least the details specified in schedule 6, or as otherwise notified by the Commonwealth.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)

The Recipient must arrange for those reports identified in schedule 6 as being the subject of a financial audit to be financially audited prior to their submission to the Commonwealth under clause 13.3(a).

(c)

Where the Commonwealth requires a report to be financially audited, the report must be audited by a member of the Institute of Chartered Accountants in Australia, a member of CPA Australia or a Public Practice Certified Member of the National Institute of Accountants and accompanied by a signed statement from the auditor substantially in the form of the audit report notified by the Commonwealth from time to time verifying the truth, accuracy and reliability of the report.

(d)

Any auditor appointed to carry out an audit under clause 13.3(c) must not be an employee, shareholder, director, other officeholder or related entity of the Recipient, a project participant, or any other person having (or having had) a significant involvement in the project, the application, or any other report submitted under this deed.

(e)

If in the Commonwealth’s opinion either the form or the content of a report (including any audit report) does not meet the requirements of this deed or is not adequate for the Commonwealth’s purposes, the Commonwealth may require the Recipient to submit a revised report satisfactory to the Commonwealth within 30 days of the Commonwealth’s request.

(f)

Without the authority or agreement of the Commonwealth, the Recipient will not provide any person with a copy of any report to the Commonwealth given or required under this deed. This clause 13.3(f) does not apply to copies of reports given for good reason to:

(i)	a project participant;

(ii)	an associated entity of the Recipient or of a project participant; or

(iii)	the Recipient’s auditors, financiers or legal advisers.

13.4	Further information

(a)

The Commonwealth may at any time by notice to the Recipient request that the Recipient provide any additional information (including any independent or other expert report) required by the Commonwealth which relates to the reports provided under clause 13.3 and the Recipient’s compliance with, or performance of, obligations under this deed, the project (including the involvement or role of any project participant), the Recipient’s participation in the Program or the project’s achievement (or anticipated achievement) or otherwise of the Program Objectives and Outcomes. Any information requested under this clause 13.4(a) must be provided to the Commonwealth at the times and in the form specified in the notice.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)	Clause 13.4(a) extends to information of an associated entity or related entity of the Recipient but does not extend to reports or other documents prepared solely for the Recipient’s Board.

(c)

Where any necessary consent of a third party (including an associated entity or related entity of the Recipient) is required for the provision of information under clause 13.4(a), the Recipient will make all efforts to obtain such consent. Despite clause 13.4(a), the Recipient is not required to provide any information if the consent of the relevant third party (not being an associated entity or related entity of the Recipient) cannot be obtained.

13.5	Other participants

The Recipient must ensure that any project participant or subcontractor specified in item 2 of schedule 4 and engaged for the purposes of the project:

(a)	keeps like records to those required under clause 13.1; and

(b)	gives the Commonwealth (and any of its authorised representatives) access to its premises, records and work sites in accordance with clause 13.2.

14	Independent verification

14.1	Engagement of expert

(a)	Without limiting any of its other rights under this deed, the Commonwealth may at any time engage an expert to:

(i)	verify, review or monitor the Recipient’s compliance with this deed, performance of the project, or the details of any payment claim or report submitted under clause 13.3;

(ii)	verify, review or monitor performance of the project against the Program Objectives and Outcomes; or

(iii)	assist with the administration or management of this deed or the Program generally.

(b)

The Commonwealth and the Recipient may at any time jointly engage an independent expert to verify, review or monitor the performance of the project against the Program Objectives and Outcomes (including whether the technologies or processes to which the project relates are or will be capable of being substantively proved or successfully implemented). The precise terms of reference upon which the independent expert is to report will be agreed between the parties prior to each reference to an independent expert under this clause 14.1(b). A party must not refuse to jointly engage an independent expert in accordance with this clause 14.1(b).

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(c)

The Recipient must provide any expert engaged under this clause 14 with access to its premises, work sites and records, and with any facilities or assistance requested by the Commonwealth or the expert, for the purpose of the expert performing the terms of their engagement. The timing of such access will be subject to safety and operational requirements and limitations.

(d)	The Recipient must:

(i)	ensure that any project participant or subcontractor specified in item 2 of schedule 4; and

(ii)	use its best endeavours to ensure that any other subcontractor engaged for the purposes of the project;

gives any expert engaged under this clause 14 access to its premises, work sites and records, and any facilities and assistance, equivalent to that required under clause 14.1(c). The timing of such access will be subject to safety and operational requirements and limitations.

(e)	Any expert appointed under this deed must act independently, honestly and impartially.

14.2	Expert reports

(a)	The Commonwealth may use information contained in a report of an expert engaged under clause 14.1(a) for any purpose related to this deed it sees fit.

(b)	Subject to clause 14.2(c), all costs associated with engaging an expert under this clause 14 will be met by the party, or in equal shares by the parties, engaging the expert.

(c)

Without limiting the Commonwealth’s other rights under this deed, if the Commonwealth considers that a report provided by an expert under clause 14.1(a) identifies a material adverse event, the Commonwealth may:

(i)

terminate this deed by notice in writing to the Recipient if the Recipient does not remedy that material adverse event within 30 days of being notified in writing by the Commonwealth of that material adverse event or within such further time as the Commonwealth agrees; and

(ii)	require that the Recipient meet all (or part) of the costs of that verification or review.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)	At the Recipient’s request, the Commonwealth will provide the Recipient with a copy of any report provided by an expert under clause 14.1(a) that identifies a material adverse event.

(e)

If the parties agree that an independent expert jointly engaged under clause 14.1(b) has reasonably reported negatively in respect of one or more of the matters included in the expert’s terms of reference agreed between the parties under clause 14.1(b) and that the project should not continue, they may terminate this deed by agreement.

15	Confidential information

15.1	Non disclosure obligation

Subject to clause 15.2, a party must not disclose any confidential information of the other party without the prior written consent of that other party.

15.2	Exceptions

The obligation of a party under clause 15.1 will not be taken to have been breached to the extent that confidential information:

(a)	is disclosed by a party to its professional advisers or employees or employees of an associated entity solely in order to comply with its obligations or exercise rights under this deed;

(b)	is disclosed to a party’s internal management personnel for the purpose of enabling effective management or auditing of activities related to this deed;

(c)	subject to clause 13.3(f), is disclosed by a party to a State Government for purposes directly related to this deed or an agreement covering assistance of the kind referred to in clause 8.4;

(d)	is disclosed by the Commonwealth to a responsible Minister or the Auditor-General, or a delegate or authorised nominee of either of them;

(e)	is disclosed by the Commonwealth in response to a request by a House or a Committee of the Parliament of the Commonwealth of Australia;

(f)	is disclosed within the Department, or to another Commonwealth department, agency, authority or body, where this serves the Commonwealth’s legitimate interests;

(g)	is disclosed by the Commonwealth for a purpose directly related to the enforcement or investigation of a possible breach of any law;

(h)	is disclosed to the Australian Stock Exchange pursuant to a Listing Rule or other requirement to do so; or

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(i)	is required by law or authorised by this deed to be disclosed.

16	Repayment obligations

16.1	Payment in excess of funding percentage

[***]

16.2	Misspent progress payments

If the Commonwealth considers that the whole or any part of a progress payment has been spent by the Recipient other than in accordance with clause 8.2, the Commonwealth may by notice to the Recipient require the Recipient to pay to the Commonwealth an amount equal to the value of the misspent funds. For the avoidance of doubt, this clause 16.2 applies to any funds spent as a result of either fraud or misleading or deceptive conduct on the part of the Recipient or any project participant in the use of the grant funds or the performance of the project or any part of it.

16.3	Repayment terms

If the Commonwealth gives the Recipient a repayment notice under clause 3.3(b), 11.4(b), 16.1, 16.2, 21(d) or 22.4, the Recipient must pay to the Commonwealth within 30 days of receipt of that notice (7 days in the case of clause 3.3(b)) the principal amount and any interest component (calculated in accordance with clause 17.2) that is specified in the notice. For the avoidance of doubt, the Recipient is not liable to repay the grant funds or any progress payment other than under clauses 3.3(b), 11.4(b), 16.1, 16.2, 21(d) or 22.4.

16.4	Timing of notice

For the avoidance of doubt, a repayment notice given by the Commonwealth:

(a)	under clause 3.3(b) - must be sent with the termination notice;

(b)	under clause 11.4(b), or 22.4 - must be sent within a reasonable time of termination of this deed;

(c)	under clause 16.1 - must be sent on or within a reasonable time of project completion, termination of this deed or the end of the financial year (as applicable);

(d)	under clause 16.2 - must be sent within a reasonable time of the Commonwealth becoming aware of any progress payment (or part thereof) having been misspent; or

(e)	under clause 21(d) - must be sent within a reasonable time after the date the notice of intention to terminate is given by the Recipient under clause 21(a).

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

17	Right of Commonwealth to recover money

17.1	Debt due to the Commonwealth

An amount notified to the Recipient as repayable or owing to the Commonwealth under this deed is a debt due to the Commonwealth and is recoverable by the Commonwealth without further proof of the debt being necessary.

17.2          Interest

If the Commonwealth requires interest to be paid by the Recipient in connection with any amount notified as repayable or owing to the Commonwealth under this deed, the amount of interest will be calculated:

(a)	at the rate set out in item 5 of schedule 1;

(b)	on a daily compounding basis upon the principal amount specified in the notice as repayable or owing to the Commonwealth; and

(c)

from and including the date (or dates) of payment of the amount to the Recipient, up to but excluding the day on which the Recipient repays or pays the total amount specified in the notice as repayable or owing to the Commonwealth, without any set off, counter-claim, condition, abatement, deduction or withholding.

17.3	Set off

The Commonwealth may set-off or deduct from any progress payment or other money due to the Recipient any debt or other amount due from the Recipient to the Commonwealth under this deed.

18	Securities

18.1	Guarantee

(a)

The Recipient must, within 14 days of the commencement date and before any grant funds are paid to the Recipient, provide to the Commonwealth a properly executed deed of guarantee of the Recipient’s obligations under this deed (‘the guarantee’) in the form set out in attachment B.

(b)	The guarantor(s) making the guarantee must be:

(i)	a shareholder in the Recipient;

(ii)	an associated entity of the Recipient; or

(iii)	another party;

acceptable to the Commonwealth.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(c)	The Commonwealth may rely on the guarantee:

(i)	to obtain amounts due to the Commonwealth in the event that the Recipient fails to perform its obligations under this deed, including upon termination under clause 22 (Termination for default);

(ii)	to recover any debts due to the Commonwealth under or in relation to this deed; and/or

(iii)	otherwise as provided in the guarantee.

19	Indemnity and Insurance

19.1	Indemnity

(a)

The Recipient agrees to indemnify (and keep indemnified) the Commonwealth, its officers, employees and agents (referred to in this clause as ‘those indemnified’) from and against any loss, liability and expense incurred by those indemnified and arising out of or as a consequence of:

(i)	a negligent, reckless, wilful or unlawful act or omission of the Recipient, its employees, agents or other persons acting on its behalf or under its direction in the conduct of the project;

(ii)	the exercise of any intellectual property or other rights licensed or granted in accordance with this deed;

(iii)	the breach of any material obligation under this deed;

(iv)	the breach of any representation or warranty given by the Recipient under this deed; or

(v)	the breach or infringement of the moral rights of any person in intellectual property, deed material or technical data.

(b)

The Recipient’s liability to indemnify those indemnified under this clause 19.1 will be reduced proportionally to the extent that any negligent, reckless, wilful or unlawful act or omission on the part of those indemnified contributed to the relevant loss, liability or expense.

(c)

The right of those indemnified to be indemnified under this clause is in addition to, and not exclusive of, any other right, power or remedy provided by law, but those indemnified are not entitled to be compensated in excess of the amount of the relevant liability, damage, loss, or expense.

(d)	In the event of a claim against those indemnified of the type referred to in clause 19.1(a), those indemnified must:

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(i)	promptly notify the Recipient;

(ii)	take all reasonable measures to mitigate any relevant loss; and

(iii)	take all reasonable measures (including court action if necessary) to reduce their exposure to the claim or the quantum of the claim.

(e)

Subject to clause 19.1(f), the liability of the Recipient to indemnify the Commonwealth under this clause 19.1 is capped at an amount equal to the grant funds together with interest thereon calculated from the date of each progress payment.

(f)	The cap in clause 19.1(e) does not apply in relation to claims brought against the Commonwealth by, or a liability of the Commonwealth to or in respect of, a person other than the Recipient.

19.2         Consequential loss

Without prejudice to the Commonwealth’s right to recover progress payments under this deed, neither party is liable to the other party under this deed at law or otherwise for any kind of indirect or consequential loss or damage nor for any loss of profit, loss of revenue, loss of use, loss of production, business interruption or any other kind of financial or economic loss.

19.3         Insurance

(a)

Without in any way limiting or affecting the Recipient’s obligations or liabilities under this deed, before commencing any work on the project the Recipient must effect the following insurances, providing cover in amounts acceptable to the Commonwealth and maintain such insurances until all work to which they relate is completed:

(i)	public liability insurance as set out in item 5 of schedule 3;

(ii)	insurance over any asset acquired pursuant to this deed (Contract Works Insurance) as set out in item 5 of schedule 3;

(iii)	professional indemnity insurance as set out in item 5 of schedule 3;

(iv)	statutory workers’ compensation insurance and employers’ liability insurance covering employers’ liability at common law (if not covered under statute) as set out in item 5 of schedule 3;

(v)	any other insurances required by law; and

(vi)	any other insurances required by the Commonwealth from time to time including those set out in item 5 of schedule 3.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)

The Recipient must provide to the Commonwealth evidence of the currency of the insurances referred to in clause 19.3(a), including a copy of the policy wording if required, within 14 days of the Commonwealth’s request.

(c)	At no cost to the Commonwealth, the insurances referred to in clause 19.3(a) must nominate the Commonwealth and all project participants as insureds.

(d)

The Recipient must notify the Commonwealth immediately if there is a change of insurer or of other details set out in item 5 of schedule 3 or if required insurance cover is lost, withdrawn, reduced, not renewed, not proposed to be renewed or if renewal is not invited.

20           Termination with compensation

(a)

In addition to any other rights it has under this deed or at law, the Commonwealth may terminate this deed by providing the Recipient with at least 3 months notice in writing of its intention to terminate under this clause 20.

(b)	If the Commonwealth provides a notice under clause 20(a), the Recipient must:

(i)

stop work on the project in accordance with the notice (unless the Recipient advises the Commonwealth in writing that it wishes to proceed with the project without further funding from the Commonwealth under this deed and that it will not claim such funding);

(ii)

comply with any directions given to the Recipient by the Commonwealth to the extent that compliance with such directions does not restrict the Recipient from proceeding with the project if it has given advice to the Commonwealth as provided in clause 20(b)(i); and

(iii)	do everything possible to mitigate all losses, costs and expenses arising from the termination.

(c)	If the deed is terminated under this clause 20, the Commonwealth will be liable only for:

(i)	progress payments that were due for payment by the Commonwealth before the effective date of termination; and

(ii)	subject to clause 20(e), any reasonable costs incurred by the Recipient that are directly attributable to the termination of this deed.

(d)	Any project expenditure incurred by the Recipient after the “stop work” date specified in the termination notice given under clause 20(a), will be deemed not to qualify as eligible expenditure.

(e)	The Commonwealth’s liability to pay any compensation or other amount under this clause 20:

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(i)	is subject to the Recipient’s strict compliance with the requirements of this clause 20 and substantiation of any amount claimed under clause 20(c)(ii) to the Commonwealth’s satisfaction; and

(ii)	is limited to the amount calculated by multiplying the funding percentage by the Recipient’s total eligible expenditure, less all progress payments paid to the Recipient under this deed.

21           Termination by Recipient

(a)	The Recipient may terminate this deed by giving the Commonwealth with at least 3 months notice in writing of its intention to terminate under this clause 21.

(b)	If the Recipient gives notice of termination under clause 21(a) the Recipient must:

(i)

not later than at the expiration of the period of notice given under clause 21(a), stop work on the project (unless the Recipient advises the Commonwealth in writing that it wishes to proceed with the project without further funding from the Commonwealth under this deed and that it will not claim such funding);

(ii)

comply with any directions given by the Commonwealth to the Recipient to the extent that compliance with such directions does not restrict the Recipient from proceeding with the project if it has given advice to the Commonwealth as provided in clause 21(b)(i);

(iii)	deliver copies of any deed material requested by the Commonwealth at the times, to the locations and in the form requested by the Commonwealth;

(iv)

prepare and submit to the Commonwealth within 30 days of the expiration of the period of notice given under clause 21(a) a final project report in the approved form and with content satisfactory to the Commonwealth; and

(v)	do everything possible to mitigate all losses, costs and expenses to the Commonwealth arising from the termination.

(c)	Any project expenditure incurred by the Recipient after the date notice of intention to terminate is given under clause 21(a) will be deemed not to qualify as eligible expenditure.

(d)

If the Recipient terminates this deed under clause 21(a), the Commonwealth may by notice to the Recipient require the repayment by the Recipient of all amounts paid to the Recipient under this deed, in accordance with clause 16.3.

(e)

The Commonwealth must not require repayment under clause 21(d) if the Recipient satisfies the Commonwealth that it acted on reasonable technical grounds in deciding to terminate this deed and the project. ‘Technical grounds’ includes where the technology being demonstrated through the project is not commercially viable (for example, because a new technology is more efficient).

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(f)	Termination of this deed by the Recipient under this clause 21 does not of itself mean the project has been abandoned by the Recipient.

22           Termination for default

22.1	Immediate termination

The Commonwealth may immediately terminate this deed by notice in writing to the Recipient if the Commonwealth considers or finds:

(a)	a representation or warranty made by the Recipient under this deed is incorrect or misleading when made;

(b)	the Recipient has committed any breach or has done any act in respect of which this deed (other than this clause 22) provides that a notice of termination may be given;

(c)	the Recipient has

(i)	abandoned the project;

(ii)	notified the Commonwealth of an intention to abandon the project; or

(iii)	stated an intention to abandon the project;

(d)	the Recipient has ceased to carry on business or any material part of its business;

(e)	the Recipient has assigned its rights other than in accordance with this deed;

(f)	there is a persistent breach in accordance with clause 22.2;

(g)	an insolvency event has occurred in relation to the Recipient or any project participant;

(h)	there is fraud, misleading or deceptive conduct on the part of the Recipient or any project participant in the performance of the project or any part of it; or

(i)	the Recipient is otherwise in breach of a material obligation under this deed and the breach is not capable of being remedied.

22.2	Persistent breach

(a)

If the Recipient commits [***] material breaches of the same type or class (whether or not any or all of those breaches have been remedied), the Commonwealth may issue a warning notice to the Recipient:

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(i)	setting out details of the various past breaches; and

(ii)

stating that if any of those breaches continues unremedied for more than [***] after the date of the notice, or any further new breach of the same class or type occurs within [***] of the date of the notice, this may result in termination of the deed.

(b)

If following the Recipient’s receipt of a warning notice under clause 22.2(a), any of the matters or events referred to in clause 22.2(a)(ii) occurs or exists, the Commonwealth may issue a final notice to the Recipient:

(i)	making reference to the prior warning notice and setting out details of the continuing breach or any new breach that may have occurred (as applicable); and

(ii)

stating that if any breach identified in the earlier warning notice or this final notice continues unremedied for more than [***] after the date of the final notice, or any new breach of the same class or type occurs at any time within the period of [***] from the date of the final notice, the Recipient will be deemed to have committed a ‘persistent breach’ and the Commonwealth may terminate this deed under clause 22.1(f).

(c)	The Commonwealth’s determination as to whether any [***] breaches are of the same type or class for the purposes of this clause 22.2 is final and binding on the Recipient.

22.3	Termination following default notice

(a)	For the purposes of this clause 22.3, a ‘default’ exists if the Commonwealth considers that the Recipient has:

(i)	failed to commence work under this deed within three months after the commencement date (unless otherwise agreed in writing by the Commonwealth);

(ii)

failed to complete any payment milestone by the relevant milestone due date specified in schedule 5 (except where the failure is due to a force majeure event in relation to which the Recipient has complied with clause 26, in which case a ‘default’ exists if the Commonwealth considers that the Recipient has failed to complete the payment milestone as soon as reasonably practicable after the period of the force majeure event is taken to have ended under clause 26.5);

(iii)	failed to comply with clause 6.10, 6.11 or 6.12;

(iv)	failed to comply with clause 14.1(c) or 14.1(d); or

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(v)	failed to comply with any other material obligation to be performed or observed under this deed that the Commonwealth considers is capable of being remedied.

(b)

On the happening of a default, the Commonwealth may notify the Recipient in writing of that default and require the Recipient to remedy the default within [***] (or any longer period specified in the notice or agreed by the parties) of the date of the notice.

(c)

If the Commonwealth is satisfied that the Recipient has failed to remedy the default within the period specified in the notice (or any longer period agreed by the parties), the Commonwealth may immediately terminate this deed by issuing a second notice to the Recipient.

22.4	Consequences of termination for default

If the Commonwealth terminates this deed under clause 22.1(a), 22.1(c), 22.1(e), 22.1(f) or 22.1(h) it may by notice to the Recipient require the repayment by the Recipient of all amounts paid to the Recipient under this deed, in accordance with clause 16.3.

23           Consequences of termination

23.1	Recipient’s obligations after termination notice

(a)	On receipt of a termination notice under clause 14.2(c), 22.1, 22.3(c), 26.4 or upon the parties agreeing to terminate this deed under clause 14.2(e), the Recipient must:

(i)

immediately stop work on the project (unless the Recipient advises the Commonwealth in writing that it wishes to proceed with the project without further funding from the Commonwealth under this deed and that it will not claim such funding);

(ii)

comply with any directions given by the Commonwealth to the Recipient, including by delivering copies of any deed material requested by the Commonwealth at the times, to the locations and in the form requested by the Commonwealth; and

(iii)

prepare and submit to the Commonwealth within the timeframes specified in the notice (or as otherwise notified to the Recipient), a final project report in the approved form and with content satisfactory to the Commonwealth.

(b)

Any project expenditure incurred by the Recipient after the date the Recipient receives a notice from the Commonwealth under clause 14.2(c), 22.1, 22.3(c), 26.4 or the parties agree to terminate this deed under clause 14.2(e) will be deemed not to qualify as eligible expenditure.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

23.2	Preservation of rights

(a)	Termination of this deed will not extinguish or affect:

(i)

any rights of either party against the other which accrued prior to the date of termination or otherwise relate to, or may arise at any future time from, any breach or non-observance of obligations under this deed which arose prior to the date of termination; or

(ii)	the provisions of this deed which by their nature survive termination.

(b)	Without limiting clause 23.2(a)(ii), clauses, 10, 12, 13, 14, 15, 16, 17, 19, 24, 25 and 29 survive termination of this deed.

24           Program evaluation

(a)

The Recipient agrees to co-operate with the Commonwealth (or any third party engaged by the Commonwealth) for the purpose of the Commonwealth (or third party) undertaking evaluations or reviews of the Program.

(b)

As part of the conduct of an evaluation or review, the Recipient may be asked to complete survey forms or provide any other information or assistance the Commonwealth (or third party) may require for this purpose.

(c)

Completed survey forms, information and other assistance requested under clause 24(b) must be provided to the Commonwealth (or any third party on behalf of the Commonwealth), within 30 days of the Commonwealth’s or third party’s request.

(d)	The Recipient will use its best endeavours to procure all project participants to comply with the provisions of this clause 24(a), 24(b) and 24(c).

25           Demonstration, dissemination and public statements

25.1	Acknowledgement and assistance

(a)	The Recipient must:

(i)	except in the case of communications:

(A)	required by law;

(B)	required by the Australian Stock Exchange pursuant to a Listing Rule or other requirement; or

(C)	necessitated by an operational or safety emergency;

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have any public statements or announcements proposed to be made by it or any project participant and specifically relating to the project approved by the Commonwealth before release, which approval will not be unreasonably withheld or delayed; and

(ii)

ensure that Commonwealth grant assistance provided under the Program and all progress payments received from the Commonwealth under this deed are acknowledged in any public statements or announcements about the project (whether made by the Recipient or any project participant).

(b)

The parties will co-operate to establish promotional and related protocols highlighting Commonwealth assistance provided under the Program on the occasion of Ministerial visits to sites under the control of the Recipient, a project participant or a subcontractor at which activities in relation to the project or the Program are conducted.

25.2	Publicity and disclosure

(a)	The Commonwealth may publicise the awarding of the grant funds for the project at any time after it is awarded.

(b)

The Commonwealth may include in Ministerial statements or announcements, press releases, general announcements about the Program or matters relating to this deed and in any annual report of a Commonwealth department or agency having involvement with the Program, the following information:

(i)	the name of the Recipient and any project participants;

(ii)	details of the grant funds; and

(iii)	details of the project, including payment milestones, other key project activities and timeframes and anticipated outcomes.

25.3	Demonstration and dissemination

(a)

In consultation with the Commonwealth and subject to clause 25.3(b), the Recipient will prepare reports for dissemination to the press and public generally providing detailed information as to the performance of, developments in relation to and outcomes of, the project (including details of technological or other advances or failures and commercial viability):

(i)	in the event of a development of significance or of community or scientific interest;

(ii)	upon reaching or completing a significant payment milestone; or

(iii)	at the request of the Commonwealth and in the form agreed between the parties.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)

The Recipient will deliver any report prepared for the purpose of clause 25.3(a) to the Commonwealth by the time requested by the Commonwealth and will not publicly release any such report without the consent of the Commonwealth, which consent will not be unreasonably withheld or delayed.

25.4	On site demonstrations

(a)	Subject to safety and operational requirements and limitations, prior to and for a period of two years after project completion, the Recipient will:

(i)

allow escorted visits by interested parties approved by the Commonwealth or the Recipient (‘visitors’) to sites under the Recipient’s control at which activities in relation to the project or the Program are conducted;

(ii)	use its best endeavours to obtain permission for escorted visits by visitors to sites not under the Recipient’s control at which activities in relation to the project or the Program are conducted; and

(iii)

demonstrate to visitors the project outcomes and relevant technology and provide a detailed explanation of the project, its performance and the technology and how it was developed including answering visitors’ questions.

(b)	The Recipient will notify the person nominated by the Commonwealth in item 6 of schedule 1 of any proposed escorted visits by visitors.

(c)	The Commonwealth may have a representative accompany visitors during an escorted visit under this clause 25.4.

26           Force majeure

26.1	Force majeure event

For the purposes of this clause 26, a ‘force majeure event’ means any event or combination of events which is beyond the reasonable control of the Recipient and any project participants and which causes a default or delay in the performance by the Recipient of its obligations under this deed and where such event could not have been prevented or overcome by the Recipient or any project participant exercising a standard of care and diligence consistent with that of a prudent and competent person operating within the relevant industry, and which may include:

(a)	fire, lightning, explosion, flood, earthquake, storm or any other act of God or force of nature;

(b)	civil commotion, sabotage, war, revolution, radioactive contamination, toxic or dangerous chemical contamination;

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(c)	strikes, lock-outs, industrial disputes, labour disputes, industrial difficulties, labour difficulties, work bans, blockades or picketing; or

(d)	a delay in obtaining an authorisation;

but does not include:

(e)

strikes and industrial disputes between the Recipient and its employees or subcontractors or their employees specifically employed in relation to the project where any such dispute is not part of a wider dispute involving employees of other employers (not being a related entity or project participant);

(f)	wet or inclement weather;

(g)	shortages of materials or other supplies required for the project where the Recipient (or a project participant) has failed to use its best endeavours to overcome such shortages;

(h)	the inability of the Recipient (or any project participant), for whatever reason, to pay money it is obliged to pay; or

(i)	any change in law.

26.2	Recipient must notify

If a force majeure event occurs the Recipient must promptly notify the Commonwealth of the event, providing details of the event, any obligations affected, the action being taken to mitigate the situation and the likely duration of the delay.

26.3	Suspension of obligations

(a)	Subject to clauses 26.3(b) and 26.4, the obligations of the Recipient affected by the force majeure event are suspended while the force majeure event persists.

(b)	The Recipient must use its best endeavours to remedy the effects of the force majeure event, but only in a manner consistent with the project achieving the Program Objectives and Outcomes.

(c)

The Commonwealth is not obliged to pay the Recipient any progress payment for so long as a force majeure event continues. Any expenditure incurred by the Recipient on the project during the period of a force majeure event will not qualify as eligible expenditure unless the Commonwealth in its sole discretion (but subject to clause 1.3) deems otherwise.

(d)

Notwithstanding clause 26.3(c), if, in the course of a force majeure event, the Recipient conducts any operations unaffected by the force majeure event and continues to achieve relevant payment milestones in relation to such operations, the Commonwealth will pay the Recipient amounts appropriate to achievement of those milestones.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

26.4	Termination

If a force majeure event continues for greater than 180 days in aggregate, the Commonwealth may immediately terminate this deed by notice in writing to the Recipient.

26.5	Cessation of force majeure event

Subject to the Commonwealth exercising its rights under clause 26.4, the period of any force majeure event will end on the date on which the Recipient notifies the Commonwealth that it is able to recommence work on the project.

27           Notices

(a)

Any notice, request, approval, consent or other communication to be given or served under this deed must be in writing and addressed and signed as the case may be, as specified in item 6 of schedule 1.

(b)	A notice, request, approval, consent or other communication must be delivered by hand, sent by prepaid post, transmitted electronically or transmitted by facsimile.

(c)	A notice, request, approval, consent or other communication between the parties will be deemed to be received:

(i)	if delivered by hand, on delivery;

(ii)

if sent by pre-paid ordinary post within Australia, on the expiration of five days from the date on which it was posted, and if sent by air mail from one country to another, on the expiration of 14 days from the date on which it was posted;

(iii)

if transmitted electronically or by facsimile, on receipt by the sender of an electronic or facsimile acknowledgement that the communication has been properly transmitted to the recipient. Production of the acknowledgement is required before a party is entitled to rely on this provision.

28           Entire agreement, variation and severance

28.1	Entire understanding

(a)	This deed contains the entire understanding between the parties as to the subject matter of this deed.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)

All previous negotiations, understandings, representations, warranties, memoranda or commitments concerning the subject matter of this document are merged in and superseded by this deed and are of no effect.

(c)	A party is not liable to the other party in respect of the matters set out in clause 28.1(b).

(d)	No oral explanation or information provided by or on behalf of any party to another:

(i)	affects the meaning or interpretation of this deed; or

(ii)	constitutes any collateral agreement, warranty or understanding between any of the parties.

28.2	Variation

No variation of this deed is binding unless it is agreed in writing and signed by the Recipient and the Commonwealth.

28.3	Severance

Any reading down or severance of a particular provision does not affect the other provisions of this deed.

29           Resolution of Disputes

29.1	Notice of dispute

The provisions of this clause 29 apply if a dispute arises between the parties in connection with this deed or the project. If a dispute arises a party must give written notice of the dispute to the other party.

29.2	Resolution of dispute

(a)	The parties must seek to settle a dispute in good faith in accordance with this clause 29.

(b)

If a notice of a dispute has been given under clause 29.1, a party must not commence court proceedings or arbitration relating to the dispute except where a party seeks urgent interlocutory relief or in accordance with this clause 29. Where a party fails to comply with this clause 29 the other party is not required to undertake dispute resolution in accordance with its terms.

(c)	If the parties are unable to settle a dispute within 7 days of one party giving notice of the dispute to the other, each party must appoint a representative with authority to settle the dispute.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)

The appointed representatives must meet within a further 7 days to attempt to settle the dispute. If the representatives are unable to resolve the dispute within 14 days of first meeting, the dispute must be referred:

(i)	in the case of the Recipient - to its chief executive officer; and

(ii)	in the case of the Commonwealth - to the Secretary of the Department;

within 7 days of the end of that 14 day period. The Recipient’s chief executive officer and the Department’s Secretary must meet with each other to seek to resolve the dispute within 14 days of the last date by which the dispute must be referred to them under this clause 29.2(d).

(e)

If the dispute is not resolved within a further period of 14 days of the Recipient’s chief executive officer and the Department’s Secretary first meeting, the parties may agree on a process for resolving the dispute through means other than litigation or arbitration, such as further negotiations, mediation, conciliation or independent expert determination.

29.3	Ongoing performance

Unless otherwise directed by the Commonwealth, the Recipient must at all times during a dispute proceed to fulfil its obligations under this deed.

29.4	Exclusions

This clause 29 does not apply to disputes arising under or in relation to clauses 3.1, 3.3, 5.2, 5.4, 8.4 and 22.

30           General

30.1	Effect of notice

Any notice provided by the Recipient to the Commonwealth under this deed (including under clause 6.4(a) and 21(a)) does not limit or affect the Commonwealth’s rights (if any) under clause 22 (Termination for default), any other provision of this deed or at law.

30.2	Legal costs

Except as otherwise expressly stated in this deed, each party must pay its own legal and other costs and expenses of negotiating, preparing, executing and performing its obligations under this deed.

30.3	Consents and approvals

(a)

Subject to clause 1.3, any Commonwealth consent or approval referred to in or required under this deed may be given or withheld by the Commonwealth, or may be given subject to any conditions as the Commonwealth (in its sole discretion) thinks fit, unless this deed expressly provides otherwise.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)

The giving, making or exercise (as applicable) of any consent, approval, direction or other matter or thing of any nature under this deed by the Commonwealth will not relieve the Recipient from any obligation or liability arising under this deed, unless otherwise expressly stated in this deed.

30.4	Certification

For the purposes of this deed, a copy of a document will be regarded as duly certified by the Recipient if it is certified as a true copy by a director, secretary or chief executive officer of the Recipient.

30.5	Waiver and exercise of rights

(a)	A provision of, or a right created under, this deed may not be waived except in writing signed by the party granting the waiver.

(b)	A single or partial exercise or waiver by a party of a right relating to this document does not prevent any other exercise of that right or the exercise of any other right.

(c)	A party is not liable for any loss, cost or expense of the other party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.

30.6	Rights cumulative

Except as expressly stated otherwise in this deed, the rights of a party under this deed are cumulative and are in addition to any other rights of that party.

30.7	Indemnities

(a)	Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the parties, and survives the rescission, termination or expiration of this deed.

(b)	It is not necessary for a party to incur expense or make any payment before enforcing a right of indemnity conferred by this deed.

30.8	Further steps

Each party must promptly do whatever any other party requires of it to give effect to this deed and to perform its obligations under it.

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*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

30.9	Governing law and jurisdiction

(a)	This deed is governed by and is to be construed in accordance with the law in force in the Australian Capital Territory.

(b)

Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

(c)	Any proceedings under or in any way relating to matters the subject of this deed must be brought in an Australian court of competent jurisdiction.

30.10	Counterparts

This deed may consist of a number of counterparts and, if so, the counterparts taken together constitute one document. Facsimile copies of executed counterparts will be deemed to be sufficient and valid execution.

30.11	Relationship of parties

(a)	The Recipient, its employees, partners and agents will not, by virtue of this deed be, or for any purpose be deemed to be, the Commonwealth’s employees, partners or agents.

(b)	The Recipient must not, and must ensure that its employees, partners and agents do not, represent themselves as being employees, partners or agents of the Commonwealth.

(c)	Nothing in this deed requires the Commonwealth to pay all or any of the grant funds to any person other than the Recipient.

31           Interpretation

31.1	Definitions

In this deed, unless the context requires otherwise:

abandoned means not having carried on any work or activities on the project for 28 consecutive days, except where relieved of the obligation to do so under this deed.

application means the application submitted by the Recipient in respect of which the grant funds have been awarded for the project.

approved financial institution means a deposit taking institution authorised under the Banking Act 1959 (Cth) to carry on banking business in Australia.

associated entity has the meaning given to that term in section 50AAA of the Corporations Act 2001.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

authorisation means any authorisation, approval, licence, permit, consent, determination, certificate, notice, requirement or permission from any authority which must be obtained or satisfied (as the case may be) to perform work on the project.

authority means:

(a)

any Commonwealth, State, Territory or foreign government or semi- governmental authority, court, administrative or other judicial body or tribunal, department, commission, public authority, agency, minister, statutory corporation or instrumentality; or

(b)	(other than in the definition of law) any other person having jurisdiction in connection with work required for the project.

background IP means any intellectual property that is owned by any person other than the Commonwealth and is required for the performance of, or otherwise connected with, the project which:

(a)	is in existence at the execution date;

(b)	is created after the execution date by a person other than the Recipient or a project participant under, or in connection with, the performance of the project;

(c)	is created after the execution date other than under, or in connection with, the performance of the project,

excluding any intellectual property subsisting in deed material.

budget has the meaning given in clause 8.3(a).

building work has the meaning given to that term in section 5 of the Building and Construction Industry Improvement Act 2005 (Cth).

commencement date means the date on which the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth).

community consultation plan means the community consultation plan referred to in clause 6.11(a).

confidential information means information that:

(a)	by its nature may be regarded as confidential; or

(b)	the parties agree is confidential;

but does not include information that:

(c)	is listed in clause 25.2(b) of this deed;

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)	is or becomes public knowledge other than by breach of this deed;

(e)	is in the possession of a party without restriction in relation to disclosure before the date of receipt from the party who is claiming the information to be confidential; or

(f)	has been independently developed or acquired from a third party without restriction in relation to disclosure.

control means, with respect to an entity, the actual ability or capacity of another entity (solely but not jointly with third entities) to determine the outcome of decisions about the first entity’s financial and operating policies.

deed material means any reports, plans, documents, information, data (including technical data), or other material:

(a)	the Recipient develops under this deed;

(b)	provided or contained in any reports to the Commonwealth under this deed; or

(c)	derived at any time from the material referred to in paragraphs (a) and (b).

Department means the Department of Resources, Energy and Tourism or such other department of State of the Commonwealth as may administer this deed from time to time.

eligible expenditure means any expense (inclusive of GST but less related input tax credits):

(a)

incurred by the Recipient on project activities that occur during the period from the execution date to the end of the project period, and that qualifies as eligible expenditure under the Eligible Expenditure Guidelines; or

(b)	that the Commonwealth otherwise approves (in its absolute discretion) as eligible expenditure for the purposes of this deed.

Eligible Expenditure Guidelines means Attachment A to the Renewable Energy Demonstration Program Information Guide released in February 2009.

execution date means the date of execution of this deed on behalf of the Commonwealth.

financial year means the year beginning on 1 July in one calendar year and ending on 30 June in the following calendar year.

force majeure event means an event contemplated in clause 26.1 (not including clauses 26.1(e) to 26.1(i) inclusive).

foreground IP means any intellectual property created after the execution date under, or in connection with, the performance of the project, other than any intellectual property subsisting in deed material.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

funding percentage is the percentage figure set out in item 4 of schedule 1, which figure must not exceed 33.33 per cent.

grant funds means the amount set out in item 3 of schedule 1.

GST Act means the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

GST Law has the meaning given to that expression in the GST Act.

incurred means, in relation to an amount, to be subject to a presently existing liability to pay that amount to a third party on arm’s length commercial terms.

insolvency event means, in relation to a person, any of the following:

(a)	the person is or states that the person is unable to pay all the person’s debts as and when they become due and payable;

(b)	the person is taken or must be presumed to be insolvent or unable to pay its debts under any applicable legislation;

(c)	an application or order is made for the winding up or dissolution, or a resolution is passed or any steps are taken to pass a resolution for the winding up or dissolution, of the person;

(d)

an administrator, provisional liquidator, liquidator or person having a similar or analogous function under the laws of any relevant jurisdiction is appointed in respect of the person or any action is taken to appoint any such person;

(e)	a receiver or receiver and manager is appointed in respect of any property of the person;

(f)	the person is deregistered under the Corporations Act 2001 (Cth) or notice of its proposed deregistration is given to it;

(g)	a distress, attachment or execution is levied or becomes enforceable against any property of the person;

(h)

the person enters into or takes any action to enter into an arrangement (including a scheme of arrangement or a deed of company arrangement), composition or compromise with, or assignment for the benefit of, all or any class of the person’s creditors or a moratorium involving any of them;

(i)	the person is protected from creditors under any legislation; or

(j)	anything analogous to or of a similar effect to anything described above under the law of any relevant jurisdiction occurs in respect of the person.

intellectual property (or IP) means industrial and intellectual property rights whether protectable by statute, at common law or in equity, including all copyright and similar rights which may subsist in works or other subject matter, rights in relation to inventions (including patents and patent applications), rights in relation to designs (whether registrable or not registrable), rights in relation to registered and unregistered trade marks, and rights in relation to circuit layout designs, but excludes moral rights and similar non-assignable personal rights of performers.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

law means any statute, regulation, ordinance, code or other law, whether Territory, State or Commonwealth, and any lawfully binding determination, decree, edict, declaration, ruling, order or other similar pronouncement validly issued by any Australian authority. In clauses 6.6, 6.7(a), 7.2(a), 15.2(g), 19.1(c), 19.2, 19.3, 20(a), 26.1(i), 30.1 and the definition of insolvency event, law also includes any statute, regulation, ordinance, code or other law (howsoever called) of any jurisdiction other than in Australia or its territories, including any lawfully binding determination, decree, edict, declaration, ruling, order or other similar pronouncement (howsoever called) issued by any authority in such jurisdiction.

major subcontract work means any work undertaken for the purpose of the project and performed by a subcontractor or a subcontractor to a subcontractor:

(a)	which has a total contract sum in excess of $10,000,000; or

(b)	which has, or may potentially have, a material impact on the progress or performance of work on the project or the project’s achievement of the Program Objectives and Outcomes.

matching funding means any funds made available to or by the Recipient for use on the project other than:

(a)	progress payments;

(b)	funding obtained for the project from any other Commonwealth, State or Territory government program or source;

(c)	funding of a kind that any Program policy or guidance issued by the Commonwealth states is not to be regarded as matching funding; and

(d)	non-financial (in-kind) assistance of any kind.

material adverse event means something which materially adversely affects:

(a)

the Recipient’s ability to achieve any payment milestone by the date specified in that schedule (or a later date if so determined by the Commonwealth at its discretion) or otherwise in accordance with this deed; or

(b)	the project’s ability to achieve the Program Objectives and Outcomes.

moral rights means the right of integrity of authorship (that is, not to have a work subjected to derogatory treatment), the right of attribution of authorship of a work, and the right not to have authorship of a work falsely attributed, as defined in the Copyright Act 1968 (Cth).

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

payment claim has the meaning given in clause 9.1(a).

payment milestone means a project milestone specified in schedule 5, as updated or varied in accordance with this deed.

Program means the Renewable Energy Demonstration Program referred to in the recitals (Background) of this deed.

Program funding means the funding made available by the Parliament of the Commonwealth of Australia in any given financial year for the purposes of the Program, being the funding specified in the Portfolio Budget Statement (as varied by any Portfolio Additional Estimates Statement) for that financial year.

Program Objectives and Outcomes are the objectives of the Program described in the Renewable Energy Demonstration Program Information Guide released in February 2009.

progress payment has the meaning given in clause 5.1(b).

progress report means a report on the progress of the project provided pursuant to clause 13.3(a).

project means the project outlined in item 1 of schedule 3 and more fully described in the project description.

project completion means the later of:

(a)	the date of approval of the final progress payment under clause 9.2; and

(b)	the date the Payment Milestone Report (see schedule 6) for the final payment milestone is given to the Commonwealth.

project description means the project description contained in attachment A, as updated or varied in accordance with this deed.

project group means the group of entities comprising the project participants and the Recipient.

project participant means an entity named in item 2 of schedule 2.

project period means the period beginning on the commencement date and ending on project completion.

related entity means a related entity within the meaning of section 9 of the Corporations Act 2001.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

risk management plan means the risk management plan referred to in clause 6.10.

technical data means all technical know how and information reduced to material form that is produced or acquired by the Recipient or any project participant or subcontractor engaged under clause 7 for the purposes of the project or this deed, not including intellectual property.

term means the period from the execution date until the end of the deed in accordance with clause 2.2.

31.2	Construction

Unless expressed to the contrary, in this deed:

(a)	words in the singular include the plural and vice versa;

(b)	if a word or phrase is defined its other grammatical forms have corresponding meanings;

(c)	“includes”, “including”, “for example” and “in particular” do not limit the words which precede them or to which they refer;

(d)	an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

(e)	an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

(f)	a reference to:

(i)	a person includes:

(A)	an individual person, a firm, partnership, joint venture, unincorporated association, corporation and a government or statutory body or authority;

(B)	the person’s legal personal representatives, successors, assigns and persons substituted by novation;

(ii)	a schedule or an attachment is a reference to a schedule or attachment (as applicable) to this deed;

(iii)	monetary units is to Australian dollars;

(iv)	any legislation includes subordinate legislation under it and includes that legislation and subordinate legislation as modified or replaced; and

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(v)	an obligation includes a warranty or representation and a reference to a failure to comply with an obligation includes a breach of warranty or representation;

(g)

if the last day of any period for the doing of an action falls on a day that is not a business day in the place that action is required to be done, the action must be done no later than the end of the next business day in that place; and

(h)	if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day.

31.3	Precedence

If there is any inconsistency between:

(a)	these agreed terms and conditions and the schedules and attachments, the agreed terms and conditions will prevail to the extent of any inconsistency;

(b)	schedule 1 and the remaining schedules, schedule 1 will prevail to the extent of any inconsistency; and

(c)	the schedules and the attachments, the schedules will prevail to the extent of any inconsistency.

31.4	Headings

Headings are inserted for convenience only and do not affect the interpretation of this deed.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Executed as a deed.

The Commonwealth of Australia

Signed sealed and delivered for and     )

on behalf of the Commonwealth of       )

Australia by                                             )

     Sarah Clough

a delegate of the Minister for

Resources and Energy in the presence

of:

     /s/ Ian Cleaver                              /s/ Sarah Clough

Witness                                          Signature of delegate

     Ian Cleaver

Name of Witness (print)

     9 September 2010

Date

Recipient

Executed by                                                  )

Victorian Wave Partners Pty Ltd           )

in accordance with Section 127 of the     )

Corporations Act:

     /s/ David Trevor Lovell                             /s/ P.J. Hicks

Company Secretary/Director                     Director

     David Trevor Lovell                                   P.J. Hicks

Name of Company Secretary/Director     Name of Director (print)

(print)

     30 August 2010

Date

 Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SCHEDULE 1 - Deed Particulars

1     Conditions Precedent (clause 3)

	Description of condition precedent	Date for completion	Documentary evidence
1	Establishment of project vehicle	The date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)	Executed memorandum of understanding between Leighton Contractors Pty Limited (LCPL) and Ocean Power Technologies (Australasia) Pty Ltd (OPTA)
Certificate of incorporation and extract from register of members of the Recipient showing 90% ownership by LCPL and 10% ownership by OPTA
2	Engagement of a National Electricity Market (NEM) participant or customer with an off take arrangement in place	The later of: (a)30 June 2011; and (b)the date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)	Executed off take agreement(s)
3	Confirmation that equity partners including LCPL and OPTA are committed and project finance funding has been arranged	The later of: (a)30 June 2011; and (b)the date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)	Equity funding Executed shareholders agreement and / or subscription agreements Debt funding Binding letter of offer or executed facility agreement

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

	Description of condition precedent	Date for completion	Documentary evidence
4

Confirmation that:

(a)the Recipient has access to the intellectual property required for the project; and

(b)the Recipient or the project participants have ongoing access to the intellectual property used for the project, for use in other projects in Australia.

The later of: (a)30 June 2011; and (b)the date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)

An intellectual property plan which refers to the relevant intellectual property / licence agreements and explains how the Recipient has access to the intellectual property and how the Recipient and the project participants propose to use the intellectual property for and after the project

5

The Recipient must provide to the Commonwealth certification for the benefit of the Commonwealth from an independent, responsible and qualified person that the risk management plan has been developed, is appropriate and consistent with best practice for this type of project and the types of risks it has, and is being implemented.

		The later of: (a)30 June 2011; and (b)the date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)	Certification

The person appointed to provide the certification must not be an employee, shareholder, director, other officeholder or related entity of the Recipient, a project participant, or any other person having (or having had) a significant involvement in the project, the application, or any report submitted under this deed.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

	Description of condition precedent	Date for completion	Documentary evidence
6

The Recipient must provide to the Commonwealth certification for the benefit of the Commonwealth from an independent, responsible and qualified person that the community consultation plan is appropriate and consistent with best practice for this type of project and the types of community consultation to be undertaken, and that it is being implemented.

		The later of: (a)30 June 2011; and (b)the date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)	Certification

The person appointed to provide the certification must not be an employee, shareholder, director, other officeholder or related entity of the Recipient, a project participant, or any other person having (or having had) a significant involvement in the project, the application, or any report submitted under this deed.

7

The Recipient must provide to the Commonwealth evidence that the Recipient has engaged in initial community consultation in relation to the project to the Commonwealth’s satisfaction, including that the Recipient has:

		The later of: (a)30 June 2011; and (b)the date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)	Documentary evidence of community consultation Written notification of any adverse community reaction
(a) conducted a public forum in the affected community;

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

	Description of condition precedent	Date for completion	Documentary evidence
(b) advertised the public forum (including in any prominent local newspaper) at least seven days in advance of the forum;
(c) provided attendees with the opportunity to raise any issues concerning the project;
(d) responded in writing to any submissions made to it; and
(e) provided to the Commonwealth notification of any adverse community reaction to the project to date.
8	The Recipient must provide to the Commonwealth notification of responses by the Recipient to adverse community reaction to the project.	The later of: (a)30 June 2011; and (b)the date the condition precedent in clause 2.1(e) is satisfied (or is waived by the Commonwealth)	Written notification of any responses to adverse community reaction

Period for liaison for the purpose of clauses 3.1(b) and 3.2(a): From the commencement date until the conditions precedent are satisfied.

2     Not Used

3     Grant Funds

$66,465,000 (excluding GST)

4     Funding Percentage

[***]

5     Interest Rate (clause 17.2)

4.635% per annum

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

6              Notice Details (clause 27)

Notices must be addressed as follows:

(a)	If given to the Commonwealth, addressed and forwarded to:

	Position/title:	REDP Program Manager

	Address:	Industry House, 10 Binara Street
Canberra City ACT 2601
GPO Box 1564, Canberra ACT 2601

or

	Email:	[withheld]

or as otherwise notified in writing by the Commonwealth.

(b)	If given to the Recipient, addressed and forwarded to:

	Name/position:	Mr. David Lovell
Director
Victorian Wave Partners Pty Ltd

	Address:	Tower 1, Level 8
495 Victoria Avenue
Chatswood NSW 2067

or

	Email:	[withheld]

or as otherwise notified in writing by the Recipient.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SCHEDULE 2 - Recipient and consortium details (clause 11)

1     Recipient - ownership and group structure details

2     Project Participants

Name of project participant	Contribution/role of project participant
Leighton Contractors Pty Limited ABN 98 000 893 667	Equity investor Engineering, procurement and construction contractor
Ocean Power Technologies (Australasia) Pty Ltd ABN 19 076 639 211	Equity investor Technical provider

3     Project Participants - ownership and group structure details

Leighton Contractors Pty Limited ABN 98 000 893 667 (LCPL) is a subsidiary of Leighton Holdings Limited ABN 57 004 482 982 (LHL). LCPL is 100% owned by LHL.

Ocean Power Technologies (Australasia) Pty Ltd ABN 19 076 639 211 (OPTA) is a subsidiary of Ocean Power Technologies Inc. (OPT). OPTA is 88% owned by OPT.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SCHEDULE 3 - Project Details

1     Title of Project

        19 MW Victorian Wave Power Demonstration Project

2     Not Used

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

3        Initial Project Budget (clause 8.3)

[***] (Budget redacted – three pages)

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

          4     Authorisations (clause 6.5)

Authorisation type/category	Final date for obtaining authorisation
1. Environment Protection and Biodiversity Conservation Act 1999	[***]
2. Navigational Aids	[***]
3. National Energy Regulations (Section 5.2) AEMC (over 5MW)	[***]
4. Compliance with the Open Access Regime and NEMCO requirements	[***]
5. Coastal Management Act Consents	[***]
6. Indigenous Land Use Act Agreement (ILUA)	[***]
7. Sea Bed Lease (DPI and DSE)	[***]
8. Environmental Effects Statement (Department of Planning and Community Development)	[***]
9. Shore Crossing Easement	[***]
10. Cable Easement	[***]
11. Interconnection Agreement with District Network Service Provider	[***]
12. Other authorisations as deemed appropriate by relevant local, state and federal authorities	[***]

Note: The dates listed above are based on reasonable estimates of the time usually required to obtain the relevant authorisations. Circumstances beyond the Recipient’s control may result in one or more authorisations not being obtained by the date shown.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

5     Insurance requirements (clause 19.3)

Insurance type/category	Amount $	Period of cover	Other requirements
Public liability

Limit of a minimum of $100 million per claim, or occurrence giving rise to a claim where occurrence means either a single occurrence or a series of occurrences if these are linked or occur in connection with one another from one original cause, as the case may be.

		For so long as any obligations remain in connection with this deed	Insurance must be effected and maintained with a reputable insurance provider.
Statutory workers’ compensation insurance and employer’s liability insurance covering employer’s liability at common law (if not covered under statute)

In accordance with the applicable statutory requirements. Common law employers liability cover to a minimum of $10 million per claim or occurrence giving rise to a claim where occurrence means either a single occurrence or a series of occurrences if these are linked or occur in connection with one another from one original cause, as the case may be.

		For so long as any obligations remain in connection with this deed	Common law cover must be effected and maintained with a reputable insurance provider.
Insurance over any asset acquired pursuant to this deed – Contract Works Insurance	For its full replacement value.	For so long as any obligations remain in connection with this deed	Insurance must be effected and maintained with a reputable insurance provider.
Professional indemnity

Limit of a minimum of $10 million per claim, or occurrence giving rise to a claim where occurrence means either a single occurrence or a series of occurrences if these are linked or occur in connection with one another from one original cause, as the case may be.

		For seven years after the expiry or termination of this deed	Insurance must be effected and maintained with a reputable insurance provider.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SCHEDULE 4 - Key Personnel and Approved Subcontractors

1     Key Personnel (clause 6.3)

Name of Key Personnel	Description of work/role/responsibilities	Other comments
Victorian Wave Partners Pty Ltd (VWP)
[***]	[***]
Ocean Power Technologies (Australasia) Pty Ltd (OPTA)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Leighton Contractors Pty Limited (Leighton)
[***]	[***]
[***]	[***]
[***]	[***]

2     Approved Subcontractors (clause 7)

Name of Approved Subcontractor	Work to be subcontracted	Date for execution of subcontract	Other comments
Leighton Contractors Pty Limited	Engineering, Procurement and Construction (EPC)	18 December 2010

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SCHEDULE 5 - Payment Milestones and Schedule (clause 5.1 and 6.1)

[***] (Chart redacted – 15 pages)

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SCHEDULE 6 - Reports (clause 13.3)

Title of report	Form and content requirements for report (Note: A separate reporting guide will contain further details of the form and content requirements of each report)	Subject to financial audit (clause 13.3(b))?	Date for submission of report
Payment Milestone Report

The Recipient must provide Payment Milestone Reports following the completion of each payment milestone.

Payment Milestone Reports must be in the format, and contain the details required by, the template report provided by the Commonwealth from time to time.

Payment Milestone Reports must include information relating to the payment milestone and progress during the reporting period (such as proof of completed activities).

		No	on each due date in schedule 5
Annual Financial Audit Report

The Recipient must provide Financial Audit Reports at the end of each financial year during the project period.

Annual Financial Audit Reports must be in the format, and contain the details required by, the template report provided by the Commonwealth from time to time.

Annual Financial Audit Reports are to be audited by a qualified accountant who satisfies the preconditions set out in clause 13.3.

		Yes	within 90 days of the end of each financial year during the project period, and also on project completion
Annual update to Payment Milestone Reports and current description of project

The Recipient must provide an update of the Payment Milestone Reports and a current description of the project at the end of each financial year during the project period.

Updates must be in the format, and contain the details required by, the template provided by the Commonwealth from time to time.

		No	within 90 days after the end of each financial year during the project period

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

End of Project Report and Financial Audit Report

The Recipient must provide the End of Project Report and Financial Audit Report at the completion of the project.

The End of Project Report and Financial Audit Report must be in the format, and contain the details required by, the template reports provided by the Commonwealth from time to time.

	Yes	12 weeks after project completion
Post Project Reports

The Recipient must provide Post Project Reports one, two and five years after project completion.

These reports are designed to track how the initial commercialisation of the technology progresses following the completion of the project.

Post Project Reports must be in the format, and contain the details required by, the template report provided by the Commonwealth from time to time.

	No	one, two and five years after project completion

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ATTACHMENT A - Project Description
19MW Victorian Wave Power Demonstration Project

1.

The Recipient plans a staged local construction and deployment of [***] of Ocean Power Technologies Inc.’s PowerBuoys® (PBs) in Portland, off the Victorian Coast totalling 19MW of installed capacity. The Recipient’s intention is to [***], then approximately [***] in 2 stages ([***] and [***]), cumulatively amounting to 19MW.

2.

The project will utilise existing fabrication and marine support infrastructure in Victoria to introduce a major new business opportunity. All fabrication, anchoring, deployment and maintenance will be sourced locally, if possible.

3.	The Recipient considers the project will be of sufficient size to demonstrate a clear path to cost reduction based on volume production, technology advancement and supplier innovation.

4. The project comprises the following tasks:

Task 1 – Funding and power purchase agreement

(a)	Project funding and power purchase agreements negotiated and signed

(b)	Agreement finalised with Engineering, Procurement and Construction (EPC) contractor and technical provider

Task 2 – Licences and permits

(a)	Project application to City of Portland Council completed

(b)	Discussions with Indigenous owners

(c)	Ocean leasing discussions

(d)	Ocean leasing agreement completed

(e)	Environmental effects consultations completed

(f)	Federal Government Environment Protection and Biodiversity Conservation Act 1999 consultations completed

(g)	Federal Government Environment Protection and Biodiversity Conservation Act 1999 approvals received

(h)	Interconnection approvals received

(i)	Navigation approvals received

(j)	All government approvals received

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Task 3 – Site development

(a)	Preliminary site layout completed

(b)	Preliminary site wave analysis completed

(c)	Bathymetric survey of site completed

(d)	Deploy wave rider buoy

(e)	Analysis of wave rider data completed

Task 4 – Detailed infrastructure engineering and design

(a)	Detailed site layout completed

(b)	Wave facility undersea infrastructure layout / design completed

(c)	Anchor placement and sizing completed

(d)	Transmission cable routing completed

(e)	Submarine cable specification completed

(f)	Substation engineering and interconnection completed

Task 5 – Detailed PB150 engineering and design

(a)	Detailed PB150 engineering and design completed

Task 6 – Infrastructure build-out

(a)	Interconnection engineering completed

(b)	Order long lead items for terrestrial substation

(c)	Construction at terrestrial substation completed

(d)	Order Underwater Substation Pod (USP) long lead items

(e)	USP fabrication started

(f)	Order submarine cable long lead items

(g)	Submarine cable installation completed

Task 7 – Stage 1 – [***] deployment

(a)	Order long lead PowerBuoy items

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)	PB150 fabrication

(c)	PB150 installation

(d)	USP installation completed and commissioning

(e)	Commissioning of power plant, [***] deployment (Stage 1 Plant)

Task 8 – Stage 2 – 5MW design and procurement

(a)	PB500 design modifications completed

(b)	Order long lead PowerBuoy items

(c)	Fabrication

Task 9 – Stage 2 – [***] deployment

(a)	PB500 installation

(b)	Commissioning of power plant, additional [***] deployment (Stage 2 Plant)

Task 10 – Stage 3 – [***] design and procurement

(a)	Order submarine cable completed

(b)	Order USP completed

(c)	Install submarine cable and USP

(d)	Order long lead PB500 items

(e)	Fabrication PB500 completed

Task 11 – Stage 3 – [***] deployment

(a)	PB500 installation completed

(b)	Commissioning of power plant, additional [***] deployment (Stage 3 Plant)

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ATTACHMENT B - Deed of Guarantee

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

DEED OF GUARANTEE

This Deed of Guarantee is dated                     2010.

PARTIES

The Deed of Guarantee is made by ________________________________________ ABN __________________________ of __________________(referred to in this Deed as the Guarantor) in favour of:

The Commonwealth of Australia represented by the Department of Resources, Energy and Tourism, ABN 46 252 861 927 of 10 Binara Street, Canberra, ACT, 2600 (the Commonwealth)

CONTEXT

A

Victorian Wave Partners Pty Ltd ACN 136 578 044 of Tower 1, Level 8, Victoria Avenue, Chatswood NSW 2067 (Recipient) has agreed to undertake a project in relation to the Renewable Energy Demonstration Program, as described in the funding deed dated ____________ 2010 and known as the Renewable Energy Demonstration Program Funding Deed (the Funding Deed).

B	The Commonwealth has agreed to provide grant funds to the Recipient for the purposes of its project, subject to the terms and conditions of the Funding Deed and the Guarantor entering into this Deed.

C	The Guarantor agrees to provide the guarantees and indemnities stated below in respect of the Funding Deed.

OPERATIVE PROVISIONS

By this Deed the Guarantor unconditionally covenants as follows:

1	GUARANTOR’S OBLIGATIONS

Payment

1.1

The Guarantor guarantees to the Commonwealth the payment of all monies (including damages) which may at any time be payable, owing but not payable, or that otherwise remain unpaid by the Recipient to the Commonwealth under or in connection with the Funding Deed at any time, whether present or future, actual or contingent or incurred alone, jointly, severally or jointly and severally and without regard to the capacity in which the Recipient is liable (the Guaranteed Monies).

1.2	If the Recipient defaults in the due and punctual payment of any Guaranteed Monies the Guarantor must pay that money on demand to, or as directed by, the Commonwealth.

Performance

1.3	Not used.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Indemnity for Default

1.4

The Guarantor indemnifies the Commonwealth against and holds the Commonwealth harmless from direct losses, damages, interest, costs and expenses (including legal expenses on a solicitor and own client basis) incurred by the Commonwealth by reason of:

1.4.1	the Recipient’s default under the Funding Deed; or

1.4.2	the financial obligations of the Recipient under the Funding Deed being unenforceable or disclaimed by a liquidator or trustee in bankruptcy, in whole or in part;

and will pay such amount of losses, damages, interest under clause 1.6 of this deed, costs and expenses directly to the Commonwealth or as directed by the Commonwealth.

The liability of the Guarantor under clause 1.4.1 is limited to the extent, but only to the extent, that the Recipient’s liability for its default under the Funding Deed is limited under clause 19.1 and 19.2 of the Funding Deed.

1.5	The indemnity in clause 1.4 applies whether or not the Commonwealth has advised the Guarantor of any actual or potential default of the Recipient.

1.6	The Guarantor agrees to pay interest to the Commonwealth on any amount payable by it to the Commonwealth under this Guarantee, such interest to be calculated:

1.6.1	at the rate set out in item 5 of schedule 1 of the Funding Deed;

1.6.2	on a daily compounding basis upon the principal amount payable to the Commonwealth; and

1.6.3

from and including the date (or dates) it becomes due for payment, up to but excluding the day on which the Guarantor pays the total amount payable to the Commonwealth, without any set off, counter-claim, condition, abatement, deduction or withholding.

1.7

The Guarantor indemnifies the Commonwealth against, and shall pay the Commonwealth on demand, the amount of all losses, liabilities, costs, expenses, stamp duty and goods and service taxes payable in connection with this Guarantee and in connection with preserving its rights under this Guarantee.

Variation

1.8

The Guarantor will not be discharged, released or excused from this Deed of Guarantee by an arrangement made between the Recipient and the Commonwealth, with or without the consent of the Guarantor, or by any other inference arising out of the conduct between the parties, in the absence of a formal variation or release in writing signed by all parties.

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Obligations not affected by dissolution of the Recipient

1.9

Where the Recipient has failed to perform its financial obligations under the Funding Deed and/or pay the Guaranteed Monies the obligations of the Guarantor under this deed will continue even though the Recipient has been dissolved or has been made subject to external administration procedures under Chapter 5 of the Corporations Act 2001 (Cth) or any other law.

Novation

1.10

Where the Guarantor is required to perform any financial obligation under the Funding Deed in accordance with this Deed of Guarantee, the Guarantor agrees to the novation of the Funding Deed from the Recipient to the Guarantor if requested by the Commonwealth.

2	OBLIGATIONS OF THE RECIPIENT

2.1	The obligations of the Recipient will continue in force and effect until the completion of the undertakings of this Deed of Guarantee by the Guarantor.

3	LENGTH OF GUARANTEE

3.1	The rights and obligations under this Deed of Guarantee will continue until all financial obligations of the Recipient under the Funding Deed have been performed, observed and discharged.

4	APPLICABLE LAW

4.1	This Deed of Guarantee will be subject to and construed in accordance with the laws in force in the Australian Capital Territory.

5	NOTICE

How notice is to be given

5.1

Without prejudice to any other mode of notice or service, any notice given under this Deed of Guarantee will (without limitation) be effective if it is given by the Commonwealth’s Representative (or any superior officer of the Commonwealth’s Representative) and addressed to the Guarantor at the address specified below or as otherwise notified by the Guarantor.

5.2	A notice, request, approval, consent or other communication must be delivered by hand, sent by prepaid post, transmitted electronically or transmitted by facsimile.

5.3	A notice, request, approval, consent or other communication between the parties will be deemed to be received:

5.3.1	if delivered by hand, on delivery;

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

5.3.2

if sent by pre-paid ordinary post within Australia, on the expiration of five days from the date on which it was posted, and if sent by air mail from one country to another, on the expiration of 14 days from the date on which it was posted; or

5.3.3

if transmitted electronically or by facsimile, on receipt by the sender of an electronic or facsimile acknowledgement that the communication has been properly transmitted to the recipient. Production of the acknowledgement is required before a party is entitled to rely on this provision.

The Commonwealth’s Representative

5.4	The Commonwealth’s representative for the purposes of this Deed of Guarantee is the person currently occupying or acting in the following post:

Title	^Complete table^

Addresses for Service of Notices

5.5	The Guarantor’s address for service of notices is as follows:

Guarantor’s representative:	^Complete table^
Physical address:
Postal address:
Fax number:
E-mail address:

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

EXECUTED AS A DEED:

Executed as a deed by ____________, ABN

_______ in accordance with section 127 of the

Corporations Act 2001 (Cth)

Signature of director	Signature of director

Full name of director	Full name of director

Signed sealed and delivered for and      )

on behalf of the Commonwealth of        )

Australia by                                              )

a delegate of the Minister for
Resources and Energy in the presence
of:

Witness	Signature of delegate

Name of Witness (print)

Renewable Energy Demonstration Program – Victorian Wave Partners Pty Ltd